UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08707

Name of Fund: BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2012

Date of reporting period: 10/31/2011

Item 1 – Report to Stockholders

October 31, 2011

Semi-Annual Report (Unaudited)

BlackRock MuniAssets Fund, Inc. (MUA)
BlackRock MuniEnhanced Fund, Inc. (MEN)
BlackRock MuniHoldings Fund, Inc. (MHD)
BlackRock MuniHoldings Fund II, Inc. (MUH)
BlackRock MuniHoldings Quality Fund, Inc. (MUS)
BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Dear Shareholder

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic as the US Federal Reserve launched its second round of quantitative easing. Stock markets rallied despite ongoing sovereign debt problems in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down), especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities generally performed well early in the year as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Markets dropped sharply in May when fears mounted over the possibility of Greece defaulting on its debt, rekindling fears about the broader sovereign debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default. Financial problems intensified in Italy and Spain and both countries faced credit rating downgrades. Debt worries spread to the core European nations of France and Germany, and the entire euro-zone banking system came under intense pressure. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries, gold and the Swiss franc skyrocketed.

October brought enough positive economic data to assuage fears of a double-dip recession in the United States and corporate earnings continued to be strong. Additionally, European policymakers demonstrated an increased willingness to unite in their struggle to resolve the region’s debt and banking crisis. These encouraging developments brought many investors back from the sidelines and risk assets rallied through the month, albeit with large daily swings as investor reactions to news from Europe vacillated between faith and skepticism.

Overall, lower-risk investments including US Treasuries, municipal securities and investment grade credits posted gains for the 6- and 12-month periods ended October 31, 2011. Risk assets, including equities and high yield debt, broadly declined over the six months; however, US stocks and high yield bonds remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of October 31, 2011

	6-month	12-month
US large cap equities	(7.11)%	8.09%
(S&P 500® Index)
US small cap equities	(13.76)	6.71
(Russell 2000® Index)
International equities	(14.90)	(4.08)
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(15.91)	(7.72)
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.04	0.13
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	12.11	7.79
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	4.98	5.00
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	5.56	3.78
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(0.95)	5.16
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended October 31, 2011

At the outset of the 12-month period, the municipal bond market was faced with a “perfect storm” of events that ultimately resulted in losses for the fourth quarter of 2010 at a level not seen since the Fed tightening cycle of 1994. US Treasury yields lost support due to concerns over the federal deficit and municipal valuations suffered a quick and severe setback, as it became evident the Build America Bond (“BAB”) program would expire at the end of 2010. The program had opened the taxable market to municipal issuers, successfully alleviating supply pressure in the traditional tax-exempt marketplace and bringing down yields in that space.

Towards the end of 2010, news about municipal finance troubles mounted and damaged confidence among retail investors. From mid-November through year end, weekly outflows from municipal mutual funds averaged over $2.5 billion. Political uncertainty surrounding the midterm elections and tax policies exacerbated the situation. These conditions combined with seasonal illiquidity sapped willful market participation from the trading community. December brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the BAB program was retired. This supply-demand imbalance led to wider quality spreads and higher yields.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in 2011. From the middle of November 2010, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June. Weak demand has been counterbalanced by lower supply in 2011. According to Thomson Reuters, year-to-date through October, new issuance was down 34% compared to the same period last year. Higher interest rates during the first quarter, fiscal policy changes and a reduced need for municipal borrowing were among the factors that deterred issuers from bringing new deals to the market. In this positive technical environment, the S&P/Investortools Main Municipal Bond Index returned 8.05% for the first ten months of 2011, as municipal bonds outperformed most other fixed income asset classes year-to-date.

On August 5th, Standard & Poor’s (“S&P’s”) downgraded the US government credit rating from AAA to AA+, leading to the downgrade of approximately 11,000 municipal issues directly linked to the US debt rating. Nevertheless, the municipal market posted solid gains for the month of August, aided primarily by an exuberant Treasury market, severe volatility in US equities and continued supply constraint in the primary municipal market. Increased demand from both traditional and non-traditional buyers pushed long-term municipal bond yields lower, resulting in a curve-flattening trend that continued through period end.

Overall, the municipal yield curve flattened during the period from October 31, 2010 to October 31, 2011. As measured by Thomson Municipal Market Data, yields declined by 11 basis points (“bps”) to 3.75% on AAA quality-rated 30-year municipal bonds and by 12 bps to 2.39%, on 10-year bonds, while yields on 5-year issues rose 6 bps to 1.26%. With the exception of the 2- to 5-year range, the yield spreads between maturities decreased over the past year. The most significant decrease was seen in the 5- to 10-year range, where the spread tightened by 18 bps, while the overall slope between 2- and 30-year maturities decreased by 9 bps to 3.31%.

The fundamental picture for municipalities is improving. Austerity is the general theme across the country, while a small number of states continue to rely on the “kick the can” approach to close their shortfalls, using aggressive revenue projections and accounting gimmicks. It has been nearly a year since the first highly publicized interview about the fiscal problems plaguing state and local governments. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. According to S&P’s, municipal defaults in 2011 are down 69% compared to the same period in 2010. Year-to-date monetary defaults in the S&P/Investortools Main Municipal Bond Index total roughly $750 million, representing less than 0.5% of the index. BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Fund Summary as of October 31, 2011	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. or BBB or lower by Standard & Poor’s Corporation) or non-rated securities which are of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Fund returned 10.35% based on market price and 7.71% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of 9.74% based on market price and 9.48% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund performed well due to its yield-curve-flattening bias and sector allocation. The Fund has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. Concentrated holdings in health, transportation and essential service issues had a positive impact on Fund returns. Security selection in a few sectors detracted from performance, as did the Fund’s low exposure to the top-performing tobacco sector. Additionally, the distribution yield generated by the Fund’s holdings fell below the average of its Lipper category peers, causing a drag on the Fund’s total return for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of October 31, 2011 ($12.05)[1]	6.22%
Tax Equivalent Yield[2]	9.57%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Leverage as of October 31, 2011[4]	7%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$12.05	$11.27	6.92%	$12.17	$10.97
Net Asset Value	$12.67	$12.14	4.37%	$12.85	$12.14

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	10/31/11	4/30/11
Health	29%	27%
Corporate	19	22
Transportation	14	15
County/City/Special District/School District	13	14
Utilities	11	8
Education	6	6
State	5	3
Tobacco	3	1
Housing	—	4

Credit Quality Allocations[5]
	10/31/11	4/30/11
AAA/Aaa	1%	3%
AA/Aa	13	8
A	9	12
BBB/Baa	28	28
BB/Ba	8	7
B	7	5
CCC/Caa	4	5
CC/Ca	1	1
Not Rated[6]	29	31

[5]	Using the higher of S&P’s or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2011 and April 30, 2011, the market value of these securities was $25,914,226, representing 5% and $25,268,218, representing 6%, respectively, of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	5

Fund Summary as of October 31, 2011	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Fund returned 11.73% based on market price and 12.08% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s performance was positively impacted by its longer duration holdings (those with higher sensitivity to interest rate movements) as yields fell during the period (bond prices rise when their yields fall.) The Fund also benefited from its yield curve positioning. The Fund favored longer-term securities, which outperformed those with short and intermediate maturities as rates fell more on the long end of the curve. Given the broad rally in the municipal market during the period, most sectors performed well. However, the Fund’s exposure to bonds with shorter maturities or shorter call dates detracted from performance as the yield curve flattened.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of October 31, 2011 ($10.81)[1]	6.33%
Tax Equivalent Yield[2]	9.74%
Current Monthly Distribution per Common Share[3]	$0.0570
Current Annualized Distribution per Common Share[3]	$0.6840
Leverage as of October 31, 2011[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$10.81	$9.99	8.21%	$11.20	$9.65
Net Asset Value	$11.18	$10.30	8.54%	$11.38	$10.30

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	10/31/11	4/30/11
County/City/Special District/School District	29%	29%
Transportation	23	23
State	18	19
Utilities	14	14
Health	8	6
Education	5	5
Corporate	2	2
Housing	1	2

Credit Quality Allocations[5]
	10/31/11	4/30/11
AAA/Aaa	12%	12%
AA/Aa	58	59
A	25	25
BBB/Baa	4	4
B	1	—

[5]	Using the higher of S&P’s or Moody’s ratings.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Fund Summary as of October 31, 2011	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Fund returned 13.46% based on market price and 12.30% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund performed well due to its yield-curve-flattening bias and duration positioning. The Fund has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, the Fund’s holdings generated a high distribution yield, which in the aggregate had a meaningful impact on returns. Sector concentrations in health and transportation had a positive impact on performance, as did the avoidance of pre-refunded and escrowed issues, which underperformed the broader market. Detracting from performance was the Fund’s long-standing focus on corporate-related debt, which modestly underperformed for the six-month period. Additionally, low exposure to the top-performing tobacco sector was a modest impediment to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of October 31, 2011 ($15.90)[1]	6.83%
Tax Equivalent Yield[2]	10.51%
Current Monthly Distribution per Common Share[3]	$0.0905
Current Annualized Distribution per Common Share[3]	$1.0860
Leverage as of October 31, 2011[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“AMPS”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$15.90	$14.51	9.58%	$16.28	$14.25
Net Asset Value	$15.91	$14.67	8.45%	$16.17	$14.67

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
Health	22%	23%
Transportation	18	16
State	15	12
Corporate	11	12
Utilities	11	11
County/City/Special District/School District	10	10
Education	9	9
Housing	3	6
Tobacco	1	1

Credit Quality Allocations[5]

	10/31/11	4/30/11
AAA/Aaa	8%	12%
AA/Aa	42	40
A	23	22
BBB/Baa	13	13
BB/Ba	2	2
B	3	2
CCC/Caa	1	1
Not Rated	8	8 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011, the market value of these securities was $3,863,321, representing 1% of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	7

Fund Summary as of October 31, 2011	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Fund returned 16.61% based on market price and 12.25% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund performed well due to its yield-curve-flattening bias and duration positioning. The Fund has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, the Fund’s holdings generated a high distribution yield, which in the aggregate had a meaningful impact on returns. Sector concentrations in health and transportation had a positive impact on performance, as did the avoidance of pre-refunded and escrowed issues, which underperformed the broader market. Detracting from performance was the Fund’s long-standing focus on corporate-related debt, which modestly underperformed for the six-month period. Additionally, low exposure to the top-performing tobacco sector was a modest impediment to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of October 31, 2011 ($15.05)[1]	6.50%
Tax Equivalent Yield[2]	10.00%
Current Monthly Distribution per Common Share[3]	$0.0815
Current Annualized Distribution per Common Share[3]	$0.9780
Leverage as of October 31, 2011[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$15.05	$13.35	12.73%	$15.12	$13.08
Net Asset Value	$14.91	$13.74	8.52%	$15.18	$13.74

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
Health	21%	22%
Transportation	16	14
State	16	13
County/City/Special District/School District	15	14
Corporate	12	13
Education	9	9
Utilities	8	9
Housing	2	5
Tobacco	1	1

Credit Quality Allocations[5]

	10/31/11	4/30/11
AAA/Aaa	8%	13%
AA/Aa	46	42
A	19	20
BBB/Baa	14	13
BB/Ba	2	1
B	2	1
CCC/Caa	1	2
Not Rated[6]	8	8

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2011 and April 30, 2011, the market value of these securities was $6,182,594, representing 2% and $1,064,679, representing 0%, respectively, of the Fund’s long-term investments.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Fund Summary as of October 31, 2011	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Fund returned 9.19% based on market price and 12.51% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s exposure to bonds with longer-dated maturities had a positive impact on performance as the municipal yield curve flattened during the period (bond prices rise when their yields fall.) The Fund’s long-dated holdings in the transportation sector contributed most to the price appreciation in the Fund. Holdings of long-dated insured bonds also performed particularly well. Detracting from performance was the Fund’s exposure to the housing sector, which underperformed the broader municipal bond market for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of October 31, 2011 ($12.99)[1]	6.84%
Tax Equivalent Yield[2]	10.52%
Current Monthly Distribution per Common Share[3]	$0.0740
Current Annualized Distribution per Common Share[3]	$0.8880
Leverage as of October 31, 2011[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$12.99	$12.31	5.52%	$13.53	$11.73
Net Asset Value	$13.57	$12.48	8.73%	$13.84	$12.48

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
County/City/Special District/School District	27%	26%
Utilities	23	24
Transportation	23	21
State	12	12
Health	9	9
Education	2	5
Housing	2	2
Corporate	1	1
Tobacco	1	—

Credit Quality Allocations[5]

	10/31/11	4/30/11
AAA/Aaa	8%	9%
AA/Aa	71	69
A	19	18
BBB/Baa	1	4
B	1	—

[5]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	9

Fund Summary as of October 31, 2011	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Fund returned 10.27% based on market price and 8.44% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 7.85% based on market price and 6.69% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the municipal yield curve moved lower (interest rates declined) and flattened (rates on the longer end of the curve fell the most), the Fund benefited from its slightly long duration bias (preference for securities with a higher sensitivity to interest rate movements) and its positioning toward the longer end of the municipal yield curve (preference for bonds with longer-dated maturities), within its intermediate duration mandate. The Fund also benefited from its holdings in tax-backed, development district and health care bonds. Detracting from performance were the Fund’s exposures to the housing and corporate-related sectors, which underperformed the broader municipal bond market for the six-month period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2011 ($14.61)[1]	5.87%
Tax Equivalent Yield[2]	9.03%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Leverage as of October 31, 2011[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$14.61	$13.65	7.03%	$15.00	$13.27
Net Asset Value	$15.21	$14.45	5.26%	$15.56	$14.45

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
County/City/Special District/School District	25%	21%
State	17	22
Health	13	15
Corporate	11	11
Education	11	8
Transportation	9	8
Utilities	7	5
Tobacco	4	7
Housing	3	3

Credit Quality Allocations[5]

	10/31/11	4/30/11
AAA/Aaa	11%	14%
AA/Aa	47	39
A	22	25
BBB/Baa	9	11
BB/Ba	2	1
B	1	1
CCC/Caa	1	1
Not Rated[6]	7	8

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2011 and April 30, 2011, the market value of these securities was $4,058,666, representing 0% and $21,293,420, representing 2%, respectively, of the Fund’s long-term investments.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Fund Summary as of October 31, 2011	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Fund returned 14.65% based on market price and 12.39% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund performed well due to its yield-curve-flattening bias and duration positioning. The Fund has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, the Fund’s holdings generated a high distribution yield, which in the aggregate had a meaningful impact on returns. Sector concentrations in health and transportation had a positive impact on performance, as did holding only minimal exposure to pre-refunded and escrowed issues, which underperformed the broader market. Detracting from performance was the Fund’s long-standing focus on corporate-related debt, which modestly underperformed for the six-month period. Additionally, low exposure to the top-performing tobacco sector was a modest impediment to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of October 31, 2011 ($15.16)[1]	7.01%
Tax Equivalent Yield[2]	10.78%
Current Monthly Distribution per Common Share[3]	$0.0885
Current Annualized Distribution per Common Share[3]	$1.0620
Leverage as of October 31, 2011[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$15.16	$13.72	10.50%	$15.53	$13.51
Net Asset Value	$14.59	$13.47	8.31%	$14.86	$13.47

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
Health	25%	25%
State	16	14
Transportation	15	15
Corporate	14	16
Utilities	10	10
County/City/Special District/School District	9	9
Education	6	7
Housing	3	3
Tobacco	2	1

Credit Quality Allocations[5]

	10/31/11	4/30/11
AAA/Aaa	8%	10%
AA/Aa	47	45
A	20	21
BBB/Baa	10	10
BB/Ba	2	2
B	3	2
CCC/Caa	—	1
Not Rated[6]	10	9

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2011 and April 30, 2011, the market value of these securities was $8,365,669, representing 2% and $4,588,089, representing 1%, respectively, of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	11

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds, except MUA, issue AMPS or VRDP Shares (collectively, “Preferred Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% (45% for MEN and MUI) of its total managed assets at the time such leverage is incurred. As of October 31, 2011, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage
MUA	7%
MEN	39%
MHD	36%
MUH	35%
MUS	40%
MUI	38%
MVT	41%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.7%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$2,165	$2,323,954
County of Jefferson Alabama, RB, Series A, 5.25%, 1/01/17	895	884,269
		3,208,223
Alaska — 1.3%
Northern Tobacco Securitization Corp., RB, Asset-Backed, Series A:
4.63%, 6/01/23	1,890	1,738,951
5.00%, 6/01/46	6,885	4,343,196
		6,082,147
Arizona — 3.5%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.63%, 7/01/20	2,120	1,655,444
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT, 6.30%, 4/01/23	7,750	6,622,375
Pima County IDA, RB, Arizona Charter Schools Project, Series E, 7.25%, 7/01/31	2,255	2,256,330
Pima County IDA, Refunding RB, Charter Schools II, Series A, 6.75%, 7/01/31	660	631,930
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,840	1,693,573
5.00%, 12/01/37	1,350	1,222,385
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	575	576,294
University Medical Center Corp. Arizona, RB:
6.25%, 7/01/29	820	858,499
6.50%, 7/01/39	500	519,485
		16,036,315
Arkansas — 0.4%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	1,740	1,726,028
California — 3.6%
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,178,893
Senior Living, Southern California, 7.00%, 11/15/29	1,000	1,082,200
Senior Living, Southern California, 7.25%, 11/15/41	3,500	3,771,075

Municipal Bonds	Par (000)	Value
California (concluded)
City of Fontana California, Special Tax Bonds, Refunding RB, Community Facilities District No. 22-Sierra, Series H, 6.00%, 9/01/34	$2,320	$2,255,226
City of San Buenaventura California, RB, Community Memorial Health System, 7.50%, 12/01/41	3,665	3,729,394
City of San Jose California, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	968,670
6.50%, 5/01/42	2,220	2,375,799
		16,361,257
Colorado — 1.4%
E-470 Public Highway Authority Colorado, Refunding RB, CAB, 7.44%, 9/01/35 (a)	3,695	715,241
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	4,850	4,890,110
Subordinate, 8.13%, 12/01/25	1,025	957,842
		6,563,193
Connecticut — 1.5%
Connecticut State Development Authority, RB, AFCO Cargo BDL LLC Project, AMT, 8.00%, 4/01/30	3,450	2,304,497
Mohegan Tribe of Indians of Connecticut, RB, Public Improvement, Priority Distribution:
6.25%, 1/01/31	4,395	3,494,816
5.25%, 1/01/33 (b)	1,500	1,028,085
		6,827,398
Delaware — 1.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,000	1,005,850
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,225	3,874,663
		4,880,513
District of Columbia — 2.1%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	1,665	1,688,210
7.50%, 1/01/39	2,725	2,766,584
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,785	1,854,615

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FSA	Financial Security Assurance, Inc.
GARB	General Airport Revenue Bonds
FSA	Financial Security Assurance, Inc.
Ginnie Mae	Government National Mortgage Association
GO	General Obligation Bonds
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
HUD	US Department of Housing and Urban Development
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Bond Loan
RB	Revenue Bonds
S/F	Single-Family
SAN	State Aid Notes
Syncora	Syncora Guarantee

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	13

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
District of Columbia (concluded)
Metropolitan Washington Airports Authority, RB, CAB, Second Senior Lien, Series B (AGC) (a):
5.96%, 10/01/30	$7,000	$2,296,280
6.44%, 10/01/39	5,000	921,650
		9,527,339
Florida — 9.9%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,065	1,094,948
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.38%, 11/15/26	1,180	1,121,484
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	455	444,640
Hillsborough County IDA, RB, AMT, National Gypsum Co.:
Series A, 7.13%, 4/01/30	4,500	4,010,400
Series B, 7.13%, 4/01/30	3,100	2,762,720
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel US Inc., AMT, 5.30%, 5/01/37	2,200	1,943,876
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17	1,365	1,432,513
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,500,711
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,550	4,762,394
Midtown Miami Community Development District, Special Assessment Bonds, Series A:
6.00%, 5/01/24	1,305	1,306,201
6.25%, 5/01/37	4,605	4,541,497
Palm Beach County Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	3,500	3,378,655
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (c)(d)	5,180	1,812,948
Sarasota County Health Facilities Authority, Refunding RB, Village On The Isle Project:
5.50%, 1/01/27	955	940,455
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	615	626,248
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	3,885	3,137,565
Tampa Palms Open Space & Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	1,715	1,715,497
Tolomato Community Development District, Special Assessment Bonds, 6.65%, 5/01/40	4,525	2,809,527
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	2,000	2,091,220
7.00%, 5/01/41	3,230	3,402,999
		44,836,498
Georgia — 2.5%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	1,035	963,078
Clayton County Development Authority, RB, Delta Air Lines Inc. Project, Series A, 8.75%, 6/01/29	3,365	3,890,378
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,765	2,684,096
DeKalb County Hospital Authority Georgia, RB, DeKalb Medical Center Inc. Project, 6.13%, 9/01/40	2,005	2,032,769

Municipal Bonds	Par (000)	Value
Georgia (concluded)
Gainesville & Hall County Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	$700	$738,416
6.63%, 11/15/39	880	922,636
		11,231,373
Guam — 0.9%
Guam Government Waterworks Authority, Refunding RB, Water, 6.00%, 7/01/25	1,265	1,270,237
Territory of Guam, GO, Series A:
6.00%, 11/15/19	615	625,953
6.75%, 11/15/29	1,075	1,108,250
7.00%, 11/15/39	1,115	1,155,363
		4,159,803
Illinois — 5.4%
City of Chicago Illinois, Refunding RB, American Airlines Inc. Project, 5.50%, 12/01/30	7,000	3,920,000
Illinois Finance Authority, RB:
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,344,890
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/30	2,000	2,246,740
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	1,170	1,314,343
Illinois Finance Authority, Refunding RB:
CAB, Clare Water Tower, Series B, 8.00%, 5/15/50 (a)	1,500	4,455
Clare Water Tower, Series A-7, 6.13%, 5/15/41	3,500	997,500
Friendship Village of Schaumburg, 7.25%, 2/15/45	4,000	3,999,360
Primary Health Care Centers Program, 6.60%, 7/01/24	1,175	1,048,593
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B, (AGM), 6.27%, 6/15/46 (a)	9,860	1,186,651
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,400	1,477,812
6.00%, 6/01/28	710	738,272
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,825	1,611,566
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,465	1,366,347
		24,256,529
Indiana — 0.5%
Vigo County Hospital Authority Indiana, RB, Union Hospital, Inc. (b):
5.70%, 9/01/37	1,055	953,330
5.75%, 9/01/42	1,310	1,182,943
		2,136,273
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System:
Series A, 6.38%, 6/01/40	1,580	1,650,421
Series A, 6.50%, 3/01/45	2,000	2,103,140
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series B, 6.38%, 3/01/40	1,135	1,185,587
		4,939,148
Louisiana — 1.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	5,000	5,217,550
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	1,855	1,949,846
		7,167,396

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	$2,955	$3,041,227
Maryland — 2.6%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	3,576,609
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	4,785	4,803,948
Maryland Health & Higher Educational Facilities Authority, RB, Washington Christian Academy, 5.50%, 7/01/38 (c)	1,000	437,500
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.75%, 7/01/38	3,110	2,801,550
		11,619,607
Massachusetts — 1.1%
Massachusetts Development Finance Agency, RB:
Eastern Nazarene College, 5.63%, 4/01/19	40	39,652
Eastern Nazarene College, 5.63%, 4/01/29	80	71,762
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,025	1,090,528
Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,579,609
Massachusetts Health & Educational Facilities Authority, RB, Jordan Hospital, Series E, 6.75%, 10/01/33	2,000	1,985,160
		4,766,711
Michigan — 2.8%
Advanced Technology Academy, RB, 6.00%, 11/01/37	1,525	1,311,241
County of Wayne Michigan, GO, Building Improvement, Series A, 6.75%, 11/01/39	900	962,874
Monroe County Hospital Finance Authority, Refunding RB, Mercy Memorial Hospital Corp. Obligation, 5.50%, 6/01/35	3,000	2,727,570
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	6,310	7,484,038
		12,485,723
Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,785	1,976,191
Missouri — 0.5%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,403,734
Nevada — 0.2%
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, Local Improvement, 6.38%, 8/01/23	960	982,925
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, RB, Catholic Medical Center, 5.00%, 7/01/36	2,000	1,767,460
New Jersey — 7.4%
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	3,180	3,097,384
Continental Airlines Inc. Project, AMT, 6.63%, 9/15/12	4,050	4,089,487
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/19	2,000	1,959,040
Continental Airlines Inc. Project, AMT, 6.40%, 9/15/23	2,000	1,952,800
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	4,330	4,093,885
Continental Airlines Inc. Project, AMT, 9.00%, 6/01/33 (e)	1,250	1,282,975

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, Refunding RB, Newark Airport Marriott Hotel, 7.00%, 10/01/14	$4,000	$4,016,560
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	670	798,278
7.50%, 12/01/32	3,575	4,155,187
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association, 6.63%, 7/01/36 (c)(d)	3,870	39
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.63%, 7/01/37 (f)	2,650	2,630,204
St. Joseph’s Healthcare System, 6.63%, 7/01/38	4,090	4,081,902
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series C (AMBAC), 6.06%, 12/15/35 (a)	6,210	1,439,851
		33,597,592
New York — 6.8%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,695	3,644,785
Dutchess County Industrial Development Agency New York, RB, St. Francis Hospital, Series B, 7.50%, 3/01/29	1,000	989,350
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	1,400	1,385,090
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	4,515	4,780,978
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	5,685	6,655,714
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport, AMT, 8.00%, 8/01/28 (e)	1,765	1,632,678
British Airways Plc Project, 7.63%, 12/01/32	4,130	4,146,437
Series C, 6.80%, 6/01/28	860	886,987
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/24	610	579,872
Special Needs Facilities Pooled Program, Series C-1, 6.63%, 7/01/29	1,100	1,010,383
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,270	1,317,841
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/36	1,340	1,387,329
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	2,090	2,211,011
		30,628,455
North Carolina — 1.6%
North Carolina Medical Care Commission, RB:
First Mortgage, Deerfield, Series A, 6.13%, 11/01/38	4,565	4,615,398
First Mortgage, Whitestone, Series A, 7.75%, 3/01/31	1,000	1,036,080
First Mortgage, Whitestone, Series A, 7.75%, 3/01/41	1,420	1,456,210
		7,107,688
Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Series A-2, 5.13%, 6/01/24	3,350	2,572,398
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	4,880	4,567,485
		7,139,883

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	15

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 7.2%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	$5,345	$4,385,412
Bucks County IDA, RB, Ann’s Choice, Inc. Facility, Series A:
6.13%, 1/01/25	1,360	1,311,693
6.25%, 1/01/35	1,550	1,420,792
Cumberland County Municipal Authority, RB, Diakon Lutheran, 6.38%, 1/01/39	6,165	6,340,764
Lancaster County Hospital Authority, RB, Brethren Village Project, Series A:
6.25%, 7/01/26	1,160	1,165,081
6.50%, 7/01/40	1,665	1,665,583
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.13%, 2/01/28	2,330	2,033,601
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	3,250	2,763,767
Philadelphia Authority for Industrial Development, RB, AMT:
Commercial Development, 7.75%, 12/01/17	8,000	8,006,720
Subordinate, Air Cargo, Series A, 7.50%, 1/01/25	3,870	3,693,953
		32,787,366
Puerto Rico — 0.8%
Puerto Rico Sales Tax Financing Corp., RB, CAB, First Sub-Series C, 6.48%, 8/01/38 (a)	4,445	828,459
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub-Series A, 6.50%, 8/01/44	2,650	2,984,086
		3,812,545
Rhode Island — 0.7%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,245	3,314,623
Tennessee — 0.4%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, Covenant, Series A (AGM), 5.82%, 1/01/40 (a)	5,820	1,140,778
Shelby County Health Educational & Housing Facilities Board Tennessee, RB, Village at Germantown, 6.25%, 12/01/34	600	513,864
		1,654,642
Texas — 12.6%
Bexar County Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	5,040	5,137,524
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	5,080	1,320,648
Central Texas Regional Mobility Authority, RB:
CAB, 6.78%, 1/01/28 (a)	1,000	369,160
CAB, 6.82%, 1/01/29 (a)	2,000	682,740
CAB, 6.85%, 1/01/30 (a)	1,170	370,562
CAB, 6.89%, 1/01/31 (a)	2,000	590,200
CAB, 6.87%, 1/01/32 (a)	3,500	967,225
CAB, 6.84%, 1/01/33 (a)	3,690	954,788
CAB, 6.86%, 1/01/34 (a)	4,000	968,880
Senior Lien, 5.75%, 1/01/25	675	698,942
Senior Lien, 6.25%, 1/01/46	2,210	2,247,526
City of Houston Texas, RB, Special Facilities, Continental Airlines, Series E, AMT, 6.75%, 7/01/21	4,550	4,467,372
Danbury Higher Education Authority Inc., RB, A.W. Brown Fellowship Charter, Series A (ACA), 5.13%, 8/15/36	1,000	1,154,020
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	1,500	1,685,235
7.25%, 12/01/35	1,110	1,245,420

Municipal Bonds	Par (000)	Value
Texas (concluded)
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc. Series A, 6.88%, 5/15/41	$595	$637,287
La Vernia Higher Education Finance Corp., RB, KIPP Inc., Series A, 6.38%, 8/15/44	860	911,531
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	2,975	2,822,472
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,090	2,246,311
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B, 5.88%, 9/01/37 (a)	2,110	416,345
Toll, Second Tier, Series F, 6.13%, 1/01/31	4,425	4,635,187
Sabine River Authority Texas, Refunding RB, TXU Electric Co. Project, Series A, Mandatory Put Bonds, 5.50%, 5/01/22 (e)	3,230	3,228,902
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	1,745	1,772,065
Senior Living Center Project, 8.25%, 11/15/44	4,200	4,281,018
Texas State Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	4,455	4,789,526
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,500	3,734,605
Texas Public Finance Authority, RB, Charter School Finance Corporation, Series A, 5.38%, 2/15/37	1,000	931,370
Texas State Public Finance Authority, Refunding ERB, KIPP Inc., Series A (ACA):
5.00%, 2/15/28	2,825	2,806,129
5.00%, 2/15/36	850	805,324
		56,878,314
US Virgin Islands — 1.1%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	5,100	4,869,123
Utah — 0.4%
County of Carbon Utah, Refunding RB, Laidlaw Environmental, Series A, AMT, 7.45%, 7/01/17	2,000	2,024,980
Vermont — 0.3%
Vermont EDA, Refunding MRB, Wake Robin Corp. Project, Series A (ACA), 6.30%, 3/01/33	1,600	1,485,008
Virginia — 1.4%
Dulles Town Center Community Development Authority, Special Assessment Bonds, Dulles Town Center Project, 6.25%, 3/01/26	3,635	3,635,291
Lexington IDA, Refunding MRB, Kendal at Lexington, Series A, 5.38%, 1/01/28	40	36,116
Mosaic District Community Development Authority, RB, Special Assessment, Series A:
6.63%, 3/01/26	1,485	1,545,054
6.88%, 3/01/36	1,300	1,361,334
		6,577,795
Washington — 0.3%
King County, Washington Public Hospital District No. 4, Refunding, GO, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,445,935
Wisconsin — 2.1%
Wisconsin Health & Educational Facilities Authority, RB:
New Castle Place Project, Series A, 7.00%, 12/01/31	3,175	2,520,760
Wheaton Franciscan Healthcare, 5.25%, 8/15/34	6,235	5,693,677

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin (concluded)
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. John’s Communities Inc., Series A:
7.25%, 9/15/29	$425	$447,104
7.63%, 9/15/39	855	906,001
		9,567,542
Total Municipal Bonds — 90.9%		411,874,502

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
District of Columbia — 1.7%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	6,681	7,877,347
Florida — 3.3%
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	15,000	15,042,450
Illinois — 1.7%
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	7,180	7,520,188
New York — 4.9%
New York City Municipal Water & Sewer Finance Authority, RB:
Second General Resolution, Series EE, 5.50%, 6/15/43	7,605	8,463,224
Second General Resolution, Series HH, 5.00%, 6/15/31	8,609	9,319,134
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	4,004	4,144,736
		21,927,094
Washington — 1.9%
Bellingham, Washington Water & Sewer, RB, 5.00%, 8/01/40	7,966	8,484,575
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.5%		60,851,654
Total Long-Term Investments (Cost — $474,710,339) — 104.4%		472,726,156

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (h)(i)	3,791,874	3,791,874

	Par (000)
Michigan Finance Authority, RB, SAN, Detroit Schools, Series A-1, 6.45%, 2/20/12	$3,400	3,400,000
Total Short-Term Securities (Cost — $7,191,874) — 1.6%		7,191,874
Total Investments (Cost — $481,902,213*) — 106.0%		479,918,030
Other Assets Less Liabilities — 1.0%		4,940,468
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.0)%		(31,902,129)
Net Assets Applicable to Common Shares — 100.0%		$452,956,369

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$449,252,893
Gross unrealized appreciation	$25,688,505
Gross unrealized depreciation	(26,914,177)
Net unrealized depreciation	$(1,225,672)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Security exempt from registration pursuant to Rule 144a under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Variable rate security. Rate shown is as of report date.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Securities	$2,630,204	$24,566

(g)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional Tax-Exempt Fund	1,560,240	2,231,634	3,791,874	$789

(i)	Represents the current yield as of report date.

•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
57	10-Year US Treasury Note	Chicago Board of Trade	December 2011	$7,356,563	$58,220

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	17

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$472,726,156	—	$472,726,156
Short-Term Securities	$3,791,874	3,400,000	—	7,191,874
Total	$3,791,874	$476,126,156	—	$479,918,030

          1           See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$58,220	—	—	$58,220

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama, RB, Series A:
5.50%, 1/01/22	$2,750	$2,606,148
4.75%, 1/01/25	2,200	1,939,300
		4,545,448
Alaska — 0.5%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	400	408,616
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	1,200	1,383,492
		1,792,108
Arizona — 1.2%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	3,250	3,477,663
5.00%, 10/01/29	400	415,612
		3,893,275
California — 22.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC) (a):
5.45%, 10/01/24	10,185	9,140,223
5.45%, 10/01/25	6,000	5,341,560
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	5,776,300
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 5.18%, 8/01/37 (b)	2,400	470,976
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	572,765
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,295,976
California State University, RB, Systemwide, Series A (NPFGC), 5.00%, 11/01/35	1,405	1,420,975
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	2,000	2,043,360
Chino Valley Unified School District, GO, Election of 2002, Series C (NPFGC), 5.25%, 8/01/30	850	885,700
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,484,695
City of San Jose California, RB, Series A-1, AMT, 5.75%, 3/01/34	850	887,349
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,300	1,364,064
Los Angeles Department of Water & Power, RB, Series C (NPFGC), 5.00%, 7/01/29	5,160	5,292,973
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC):
5.00%, 10/01/29	2,570	2,653,345
5.00%, 10/01/36	1,480	1,520,493
Norco Redevelopment Agency California, Tax Allocation Bonds, Refunding, Project Area No. 1 (NPFGC), 5.13%, 3/01/30	3,800	3,679,046
Orange County Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	1,500	1,585,590
5.00%, 2/01/31	900	947,844
Poway Redevelopment Agency California, Tax Allocation Bonds, Refunding, Paguay Redevelopment Project (AMBAC), 5.13%, 6/15/33	1,750	1,577,485
Poway Unified School District, GO, CAB, School Facilities Improvement, Election of 2007, 6.26%, 8/01/36 (b)	3,750	817,537
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	1,075	1,104,616

Municipal Bonds	Par (000)	Value
California (concluded)
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 6.84%, 7/01/38 (b)	$1,600	$318,960
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,483,611
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	728,455
5.00%, 8/01/38	600	621,984
San Mateo County Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 5.54%, 9/01/30 (b)	12,740	4,637,105
State of California, GO:
5.13%, 6/01/27	20	20,026
5.13%, 6/01/31	60	60,031
Stockton Public Financing Authority California, RB, Parking & Capital Projects (NPFGC), 5.13%, 9/01/30	6,145	6,211,489
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	2,325	2,414,931
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 6.89%, 8/01/36 (b)	5,500	1,228,205
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/30	5,035	5,227,287
		73,814,956
Colorado — 1.9%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian):
5.50%, 12/01/27	1,200	1,125,636
5.50%, 12/01/33	675	625,408
Colorado Health Facilities Authority, Refunding RB, Series D (Adventist Health System/Sunbelt Obligated Group), 5.25%, 11/15/35 (c)	2,130	2,156,241
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT, 7.50%, 4/01/31	295	301,732
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	2,000	2,120,460
		6,329,477
Connecticut — 0.2%
Connecticut State Health & Educational Facilities Authority, RB, Hartford Healthcare, Series A, 5.00%, 7/01/32	675	678,551
District of Columbia — 1.6%
District of Columbia, RB, Series B-1 (NPFGC), 5.00%, 2/01/31	5,530	5,356,800
Florida — 14.9%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,600	1,651,600
Collier County School Board, COP (AGM), 5.00%, 2/15/23	3,000	3,215,910
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	850	912,560
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	5,000	5,113,500
County of Lee Florida, Refunding RB, Series A, AMT:
5.63%, 10/01/26	960	998,381
5.38%, 10/01/32	3,160	3,142,178
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	1,400	1,518,174
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	4,625	4,806,901
County of Miami-Dade Florida, Refunding RB, Miami International Airport, AMT (AGC), 5.00%, 10/01/40	9,900	9,490,833

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	19

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	$2,000	$2,115,520
5.38%, 10/01/29	1,050	1,110,742
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,565,884
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	4,050	4,147,200
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.00%, 5/01/33	1,000	1,027,910
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,550	3,763,177
(NPFGC), 5.00%, 8/01/31	2,000	2,030,240
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	280,030
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	2,000	2,131,860
		49,022,600
Georgia — 3.6%
Burke County Development Authority, RB, Oglethorpe Power — Vogtle Project, Series C, 5.70%, 1/01/43	1,150	1,190,457
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	825	860,005
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	9,806,676
		11,857,138
Illinois — 20.5%
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT:
(AGM), 5.75%, 1/01/23	5,670	5,940,913
(Syncora), 6.00%, 1/01/29	2,500	2,595,775
City of Chicago Illinois, Board of Education, GO, Refunding, Series A:
(AGM), 5.50%, 12/01/31	3,000	3,248,340
Chicago School Reform Board, (NPFGC), 5.50%, 12/01/26	1,000	1,073,470
City of Chicago Illinois, Board of Education, GO, Series A, 5.50%, 12/01/39 (d)	2,375	2,516,312
City of Chicago Illinois, Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	550	577,297
City of Chicago Illinois, Transit Authority, RB, Sales Tax Revenue, 5.25%, 12/01/36 (d)	595	615,218
City of Chicago Illinois, RB, Series A:
(AGC), 5.00%, 1/01/38	2,000	2,035,960
General Third Lien, 5.75%, 1/01/39	5,110	5,577,105
City of Chicago Illinois, Refunding GARB, Third Lien, Series A, AMT (NPFGC), 5.75%, 1/01/21	4,500	4,526,145
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/26 (e)	2,460	2,591,536
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	650	654,771
Illinois Finance Authority, Refunding RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,000	1,023,670
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/35	1,000	1,034,650
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	17,620	18,546,812
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 5.96%, 12/15/33 (b)	9,950	2,690,579

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM) (b):
5.83%, 6/15/27	$1,300	$550,225
6.25%, 6/15/44	3,450	476,721
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	701,879
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	8,800	10,485,288
		67,462,666
Indiana — 1.3%
Indiana Finance Authority, Wastewater Utility, RB, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	1,100	1,173,535
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	400	410,848
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 1/01/29	600	644,364
5.50%, 1/01/38	1,825	1,964,558
		4,193,305
Iowa — 1.8%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,725	6,013,311
Louisiana — 0.6%
Jefferson Parish Hospital Service District No. 1, Refunding RB, Jefferson Medical Center, Series A, 6.00%, 1/01/39	420	439,849
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,401,600
		1,841,449
Massachusetts — 1.9%
Massachusetts HFA, RB, AMT (AGM), Rental Mortgage, Series F, 5.25%, 1/01/46	1,700	1,701,190
Massachusetts HFA, Refunding RB, AMT:
Rental Housing, Series A (AGM), 5.15%, 7/01/26	625	630,812
Series C, 5.35%, 12/01/42	1,150	1,158,602
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	2,838,726
		6,329,330
Michigan — 7.1%
City of Detroit Michigan, RB, Series B:
Second Lien (AGM), 6.25%, 7/01/36	400	448,516
Second Lien (AGM), 7.00%, 7/01/36	200	235,650
Senior Lien (AGM), 7.50%, 7/01/33	700	829,843
System, Second Lien, Series B (NPFGC), 5.00%, 7/01/36	2,600	2,570,750
City of Detroit Michigan, Refunding RB, Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,500	2,679,575
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	425	434,673
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	1,700	1,871,156
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	1,500	1,509,330
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	155,932
Series I-A, 5.38%, 10/15/41	700	749,280
Series II-A (AGM), 5.25%, 10/15/36	900	958,869

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Michigan State Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	$4,300	$4,274,114
Michigan State Housing Development Authority, RB, Series C, AMT, 5.50%, 12/01/28	1,100	1,120,273
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, AMT (Syncora):
Series A, 5.50%, 6/01/30	1,300	1,302,457
Series C, 5.45%, 12/15/32	4,300	4,301,075
		23,441,493
Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,500	2,803,550
Nevada — 3.7%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	2,750	2,583,625
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	850	947,750
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	3,800	3,961,082
Southwest Gas Corp. Project, Series A, AMT (FGIC), 4.75%, 9/01/36	75	66,913
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,500	1,515,555
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	3,200	3,221,984
		12,296,909
New Jersey — 8.7%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/31	600	557,148
Cigarette Tax (Radian), 5.75%, 6/15/34	305	287,694
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	5,025	5,277,607
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	8,076,666
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	2,000	2,202,720
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1 (AGM), 5.50%, 9/01/25	4,800	5,422,416
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT:
5.50%, 12/01/26	600	611,130
5.75%, 12/01/27	3,870	4,001,425
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	2,000	2,159,560
		28,596,366
New York — 4.0%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	1,500	1,643,955
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	700	741,237
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	4,000	4,683,000
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4:
5.50%, 1/15/33	1,600	1,723,936
5.50%, 1/15/34	2,750	2,996,867
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,200	1,356,576
		13,145,571

Municipal Bonds	Par (000)	Value
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	$2,550	$2,342,328
Ohio — 0.5%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	603,363
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	1,025	1,034,881
		1,638,244
Pennsylvania — 0.8%
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.25%, 10/01/32	1,500	1,518,705
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund, 6.00%, 12/01/36	575	663,263
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	400	434,688
		2,616,656
Puerto Rico — 2.6%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
6.38%, 8/01/39	3,200	3,546,688
6.00%, 8/01/42	2,275	2,452,814
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.68%, 8/01/41 (b)	8,500	1,323,535
First Sub-Series C, 6.00%, 8/01/39	1,180	1,281,858
		8,604,895
Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., Refunding RB, Public Schools Financing Program, Series E (AGC), 6.00%, 5/15/29	2,375	2,630,978
South Carolina — 1.3%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39 (d)	115	125,849
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,000	1,087,410
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,156,510
		4,369,769
Tennessee — 2.1%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B, 5.25%, 11/01/30	1,130	1,200,455
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/29	5,000	5,715,800
		6,916,255
Texas — 10.7%
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	2,100	2,397,402
5.38%, 11/15/38	1,350	1,463,360
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A (NPFGC), 5.50%, 11/01/33	13,000	13,073,190
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,725	1,840,265
North Texas Tollway Authority, RB (AGC), System, First Tier:
Series K-1, 5.75%, 1/01/38	3,800	4,095,222
Series K-2, 6.00%, 1/01/38	4,015	4,393,012

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	21

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	$2,795	$3,096,105
System (NPFGC), 5.75%, 1/01/40	1,600	1,667,184
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.50%, 8/15/39	3,150	3,140,802
		35,166,542
Washington — 1.9%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,600	1,681,120
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	900	904,257
5.25%, 10/01/39	625	640,781
Washington Health Care Facilities Authority, Refunding RB, Providence Health, Series D (AGM), 5.25%, 10/01/33	2,800	2,921,772
		6,147,930
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,375	1,420,925
Total Municipal Bonds — 120.0%		395,268,825

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 0.9%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,200	1,284,216
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,500	1,572,825
		2,857,041
California — 4.9%
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,500	2,623,200
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33	7,458	7,583,955
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	404	439,952
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	2,810	2,946,482
Tamalpais Union High School District California, GO, Election of 2001 (AGM), 5.00%, 8/01/28	1,605	1,672,474
University of California, RB, Series O, 5.75%, 5/15/34	840	940,061
		16,206,124
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	900	942,646
District of Columbia — 1.0%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,005	1,138,615
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	1,770	2,087,261
		3,225,876
Florida — 7.2%
City of Tallahassee Florida Energy System, RB (NPFGC):
5.00%, 10/01/32	4,000	4,127,880
5.00%, 10/01/37	7,500	7,763,475

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Florida (concluded)
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	$1,349	$1,424,419
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.00%, 5/01/33	10,000	10,279,100
		23,594,874
Georgia — 5.5%
City of Atlanta Georgia, RB, General, Series B (AGM), 5.25%, 1/01/33	17,356	17,963,711
Illinois — 2.0%
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	1,880	1,982,923
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	4,399	4,603,562
		6,586,485
Louisiana — 1.7%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	5,400	5,571,018
Massachusetts — 3.4%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	10,600	11,308,035
Nevada — 3.4%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	3,778	4,189,510
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	4,499	4,984,084
5.75%, 7/01/34	1,829	2,053,020
		11,226,614
New York — 0.9%
New York City Municipal Water & Sewer Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,260	1,419,565
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,300	1,424,683
		2,844,248
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	580	608,275
South Carolina — 2.6%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	3,120	3,307,699
5.25%, 12/01/29	2,765	2,919,508
5.25%, 12/01/30	1,010	1,063,702
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,275	1,386,448
		8,677,357
Texas — 1.2%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	2,200	2,420,506
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37	1,600	1,694,000
		4,114,506
Utah — 1.6%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,276,250
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	350	373,758

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Washington — 1.3%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	$4,004	$4,224,709
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	1,430	1,446,243
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.6%		127,047,770
Total Long-Term Investments (Cost — $503,142,365) — 158.6%		522,316,595

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (g)(h)	8,274,103	8,274,103
Total Short-Term Securities (Cost — $8,274,103) — 2.5%		8,274,103
Total Investments (Cost — $511,416,468*) — 161.1%		530,590,698
Other Assets Less Liabilities — 1.6%		5,292,563
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.4)%		(63,983,407)
VRDP Shares, at Liquidation Value — (43.3)%		(142,500,000)
Net Assets Applicable to Common Shares — 100.0%		$329,399,854

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$447,973,710
Gross unrealized appreciation	$22,449,871
Gross unrealized depreciation	(3,779,967)
Net unrealized appreciation	$18,669,904

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Variable rate security. Rate shown is as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Pershing LLC	$2,516,313	$57,808
Wells Fargo Bank, Inc.	$615,218	$2,410

(e)	US governments securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional Tax-Exempt Fund	3,470,954	4,803,149	8,274,103	$1,077

(h)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$522,316,595	—	$522,316,595
Short-Term Securities	$8,274,103	—	—	8,274,103
Total	$8,274,103	$522,316,595	—	$530,590,698

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	23

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
County of Jefferson Alabama, RB, Series A, 5.00%, 1/01/24	$4,550	$4,192,461
Alaska — 0.5%
Northern Tobacco Securitization Corp., RB, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,047,161
Arizona — 4.2%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	2,200	1,476,486
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT, 6.30%, 4/01/23	2,215	1,892,717
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,690	1,772,050
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	1,840,840
5.00%, 12/01/37	2,360	2,136,909
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	260	260,585
		9,379,587
Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	1,155	1,145,725
California — 14.1%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (a)	255	250,344
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,593,327
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,398,836
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	820	901,254
California Statewide Communities Development Authority, RB:
Health Facility, Memorial Health Services, Series A, 6.00%, 10/01/23	2,500	2,607,800
John Muir Health, 5.13%, 7/01/39	1,510	1,482,503
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	555	592,312
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	4,115	4,330,996
Montebello Unified School District California, GO, CAB (NPFGC) (b):
5.64%, 8/01/22	2,405	1,320,297
5.63%, 8/01/23	2,455	1,252,394
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 6.06%, 7/01/29 (b)	3,475	1,278,661
State of California, GO, Various Purpose:
5.00%, 10/01/41	2,115	2,108,401
6.50%, 4/01/33	8,370	9,759,504
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	1,665	1,674,457
		31,551,086
Colorado — 2.0%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,363,422
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Subordinate Public Improvement Fee, Tax Increment, 8.13%, 12/01/25	1,000	934,480
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	710	752,763
University of Colorado, RB, Series A, 5.38%, 6/01/38	1,250	1,341,138
		4,391,803

Municipal Bonds	Par (000)	Value
Connecticut — 2.5%
Connecticut State Development Authority, RB, AFCO, Cargo BDL LLC Project, AMT, 8.00%, 4/01/30	$2,700	$1,803,519
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	955	981,053
Wesleyan University, 5.00%, 7/01/35	2,515	2,689,918
		5,474,490
Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	790	794,622
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,830	2,595,336
		3,389,958
District of Columbia — 2.4%
Metropolitan Washington Airports Authority, RB:
CAB, Second Senior Lien, Series B (AGC), 7.10%, 10/01/35 (b)	13,485	3,241,659
First Senior Lien, Series A, 5.00%, 10/01/39	505	523,003
First Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,527,801
		5,292,463
Florida — 9.0%
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	2,375	2,556,141
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	750	805,200
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 5.24%, 10/01/37 (b)	2,340	412,355
Water & Sewer System, 5.00%, 10/01/34	3,935	4,110,383
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,693,674
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,095	1,969,656
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,900	1,693,280
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,570	1,643,288
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	2,400	2,407,656
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	665	406,475
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/34	1,495	1,339,505
		20,037,613
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	601,199
Metropolitan Atlanta Rapid Transit Authority, Sales Tax RB, Third Indenture Series, 5.00%, 7/01/39	2,410	2,512,642
		3,113,841
Guam — 0.7%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	440	447,836
6.75%, 11/15/29	630	649,486
7.00%, 11/15/39	430	445,566
		1,542,888
Hawaii — 0.4%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	945	993,261

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois — 9.9%
City of Chicago Illinois, Board of Education, GO, Series A (c):
5.00%, 12/01/41	$485	$483,482
5.50%, 12/01/39	1,460	1,546,870
City of Chicago Illinois, RB, O’ Hare International Airport, General, Third Lien, Series A, 5.75%, 1/01/39	2,000	2,182,820
City of Chicago Illinois, Refunding RB, General, Third Lien, Series C, 6.50%, 1/01/41	4,055	4,664,953
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	1,200	1,228,968
City of Chicago Illinois, Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40 (c)	730	751,864
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.50%, 11/01/39	1,115	1,154,360
Illinois HDA, RB, Homeowner Mortgage, Sub-Series C2, AMT, 5.35%, 2/01/27	2,580	2,589,185
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, (AGM):
CAB, Series B, 6.25%, 6/15/47 (b)	13,220	1,496,636
Series B, 5.00%, 6/15/50	2,190	2,135,031
Series B-2, 5.00%, 6/15/50	1,740	1,693,490
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	930	981,689
6.00%, 6/01/28	800	831,856
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	440	460,495
		22,201,699
Indiana — 2.2%
Indiana Finance Authority, RB:
Parkview Health System, Series A, 5.75%, 5/01/31	2,300	2,408,261
Sisters of St. Francis Health, 5.25%, 11/01/39	585	596,092
Wastewater Utility, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	1,090	1,162,866
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	775	845,982
		5,013,201
Kansas — 1.3%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	1,520	1,640,567
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,155	1,167,266
		2,807,833
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	700	731,199
Louisville & Jefferson County Metropolitan Sewer District Kentucky, RB, Series A (NPFGC), 5.50%, 5/15/34	700	708,442
		1,439,641
Louisiana — 2.1%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	570	603,385
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	3,500	3,652,285
New Orleans Aviation Board, Refunding RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	438,260
		4,693,930
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	213,326

Municipal Bonds	Par (000)	Value
Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$300	$296,814
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	580	582,297
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	1,520	1,579,994
		2,459,105
Massachusetts — 3.9%
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	1,165	1,222,749
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	1,255	1,280,539
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,900	2,742,414
Massachusetts State School Building Authority, RB, Sales Tax Revenue, Senior, Series B, 5.00%, 10/15/41 (c)	3,150	3,363,822
		8,609,524
Michigan — 2.2%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	635	752,786
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA), 6.00%, 7/01/20	1,150	1,150,069
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	960,787
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	2,105	2,151,100
		5,014,742
Minnesota — 1.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	2,135	2,363,680
Mississippi — 0.7%
Mississippi Development Bank Special Obligation, Refunding RB, Gulfport Water & Sewer System Project (AGM):
5.25%, 7/01/17	350	393,327
5.25%, 7/01/19	435	478,365
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	675	726,502
		1,598,194
New Hampshire — 1.5%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,280,349
New Jersey — 7.2%
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	5,385	5,245,098
Continental Airlines Inc. Project, AMT, 6.63%, 9/15/12	1,000	1,009,750
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	2,950	2,789,136
New Jersey State Turnpike Authority, RB, Series C (AGM), 5.00%, 1/01/30	3,500	3,648,925
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	1,575	1,700,654
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,740	1,579,781
		15,973,344

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	25

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 5.8%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	$1,000	$989,350
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,115	1,180,685
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	1,450	1,596,754
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,740	1,834,099
Transportation, Series D, 5.25%, 11/15/40	840	880,622
New York City Industrial Development Agency, RB:
British Airways Plc Project, 7.63%, 12/01/32	1,500	1,505,970
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	725	734,396
Series C, 6.80%, 6/01/28	535	551,788
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	850	882,020
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	900	931,788
6.00%, 12/01/42	875	915,005
State of New York Dormitory Authority, RB, North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	870	860,735
		12,863,212
North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	970	986,490
Pennsylvania — 5.2%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	1,510	1,238,910
Bucks County IDA, RB, Ann’s Choice Inc. Facility, Series A, 6.25%, 1/01/35	1,700	1,558,288
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,794,201
National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	3,500	2,937,060
Philadelphia Authority for Industrial Development, RB:
Arbor House Inc. Project, Series E, 6.10%, 7/01/33	1,105	1,078,955
Commercial Development, AMT, 7.75%, 12/01/17	725	725,609
Saligman House Project, Series C HUD, 6.10%, 7/01/33	1,245	1,215,656
		11,548,679
Puerto Rico — 2.6%
Puerto Rico Sales Tax Financing Corp., RB, CAB:
First Sub-Series C, 6.53%, 8/01/38 (b)	2,975	554,481
Series A, 6.25%, 8/01/35 (b)	4,000	914,680
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub-Series A, 6.50%, 8/01/44	3,860	4,346,630
		5,815,791
South Carolina — 1.6%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	2,285	2,410,081
South Carolina State Public Service Authority, Refunding RB, Santee Cooper Project, Series C, 5.00%, 12/01/36	1,065	1,144,385
		3,554,466

Municipal Bonds	Par (000)	Value
Tennessee — 2.4%
Educational Funding of the South Inc., RB, Senior, Sub-Series B, AMT, 6.20%, 12/01/21	$2,685	$2,688,920
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	2,685	2,683,523
		5,372,443
Texas — 15.0%
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36 (d)	1,000	1,000,000
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	3,655	3,697,325
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.25%, 1/01/46	1,480	1,505,130
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	1,050	1,139,544
City of Houston Texas, RB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,136,030
City of Houston Texas, Refunding RB, Sub-Lien, Series A, AMT:
5.00%, 7/01/22	1,120	1,182,317
5.00%, 7/01/24	1,000	1,035,210
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,910	2,143,020
Harris County Texas Metropolitan Transit Authority, Sales & Use Tax Bonds, Series 2011 A, 5.00%, 11/01/41	2,355	2,515,493
La Vernia Higher Education Finance Corp., RB, KIPP Inc., Series A, 6.38%, 8/15/44	450	476,964
Matagorda County Hospital District Texas, RB (FHA), 5.00%, 2/15/35	1,675	1,687,345
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B, 7.55%, 9/01/37 (b)	1,400	276,248
Toll, Second Tier, Series F, 6.13%, 1/01/31	4,190	4,389,025
Sabine River Authority Texas, Refunding RB, TXU Electric Co. Project, Series B, Mandatory Put Bonds, AMT, 5.75%, 5/01/30 (d)	250	250,000
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply:
5.50%, 8/01/24	1,100	1,149,192
5.50%, 8/01/25	1,120	1,167,174
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,990	3,214,519
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,000	2,134,060
Texas State Public Finance Authority, Refunding ERB, KIPP Inc., Series A (ACA), 5.00%, 2/15/36	875	829,010
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.50%, 8/15/39	2,660	2,652,233
		33,579,839
US Virgin Islands — 1.5%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	3,460	3,303,366
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	2,525	2,558,961
Vermont — 1.1%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	2,370	2,363,103

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Washington — 1.2%
Seattle Housing Authority Washington, HRB, Replacement Housing Projects, 6.13%, 12/01/32	$1,255	$1,198,537
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	1,375	1,515,154
		2,713,691
Wisconsin — 4.4%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	5,571,973
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,710	1,767,114
New Castle Place Project, Series A, 7.00%, 12/01/31	825	655,000
SynergyHealth Inc., 6.00%, 11/15/32	1,755	1,789,802
		9,783,889
Wyoming — 0.1%
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	210	214,681
Total Municipal Bonds — 117.4%		261,879,516

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
California — 7.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,270	2,458,837
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	1,845	1,993,504
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,620	1,699,833
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	748	814,726
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	6,600	6,891,786
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	3,494	3,692,434
		17,551,120
Colorado — 2.6%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	2,580	2,614,133
Series C-7, 5.00%, 9/01/36	1,650	1,671,912
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	1,490	1,560,603
		5,846,648
Connecticut — 3.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	3,180	3,390,961
Series X-3, 4.85%, 7/01/37	3,270	3,436,607
		6,827,568
Georgia — 1.1%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,259	2,373,781
Massachusetts — 2.4%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	4,994	5,327,809

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	$1,409	$1,558,501
New York — 4.5%
New York City Municipal Water & Sewer Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	1,110	1,222,701
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	4,034	4,175,783
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	4,240	4,600,828
		9,999,312
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	1,080	1,141,830
Ohio — 4.5%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	9,650	10,042,948
Tennessee — 1.0%
Shelby County Health Educational & Housing Facilities Board Tennessee, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,250	2,334,127
Texas — 2.1%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38	4,620	4,819,399
Virginia — 2.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,750	4,038,748
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,094	2,163,222
		6,201,970
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,860	1,962,037
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	3,959	4,004,980
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.8%		79,992,030
Total Long-Term Investments (Cost — $331,707,465) — 153.2%		341,871,546

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	6,651,301	6,651,301

	Par (000)
Michigan Finance Authority, RB, SAN, Detroit Schools, Series A-1, 6.45%, 2/20/12	$2,255	2,255,000
Total Short-Term Securities (Cost — 8,906,301) — 4.0%		8,906,301
Total Investments (Cost — $340,613,766*) — 157.2%		350,777,847
Liabilities in Excess of Other Assets — (0.4)%		(926,964)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.3)%		(43,056,636)
AMPS, at Redemption Value — (37.5)%		(83,706,722)
Net Assets Applicable to Common Shares — 100.0%		$223,087,525

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	27

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$296,691,167
Gross unrealized appreciation	$15,526,152
Gross unrealized depreciation	(4,481,392)
Net unrealized appreciation	$11,044,760

(a)	Security exempt from registration pursuant to Rule 144a under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital	$3,363,822	$10,679
Jefferies & Co.	$1,235,346	$14,818
Wells Fargo Bank, Inc.	$1,546,870	$35,536

(d)	Variable rate security. Rate shown is as of report date.

(e)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional Tax-Exempt Fund	6,564,515	86,786	6,651,301	$1,438

(g)	Represents the current yield as of report date.

•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
45	10-year US Treasury Note	Chicago Board of Trade	December 2011	$5,807,813	$50,602

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$341,871,546	—	$341,871,546
Short-Term Securities	$6,651,301	2,255,000	—	8,906,301
Total	$6,651,301	$344,126,546	—	$350,777,847

1	See above schedule of investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$50,602	—	—	$50,602

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
County of Jefferson Alabama, RB, Series A, 5.00%, 1/01/24	$3,450	$3,178,899
Alaska — 0.6%
Northern Tobacco Securitization Corp., RB, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,047,161
Arizona — 2.6%
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT, 6.30%, 4/01/23	2,060	1,760,270
Pima County IDA, RB, Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	925	885,660
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,220	1,279,231
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	470	471,057
		4,396,218
Arkansas — 0.4%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	830	823,335
California — 19.6%
Benicia Unified School District, GO, CAB, Refunding, Series A (NPFGC), 5.63%, 8/01/20 (a)	2,000	1,331,500
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,155,943
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,728,252
California State Public Works Board, RB, Various Capital Projects, Sub-Series l-1, 6.38%, 11/01/34	600	659,454
California Statewide Communities Development Authority, RB, John Muir Health, 5.13%, 7/01/39	1,090	1,070,151
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	400	426,892
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	2,975	3,131,158
Poway Unified School District, Special Tax Bonds, Community Facilities District No. 6 Area, Series A, 6.13%, 9/01/33	1,750	1,751,803
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 6.06%, 7/01/29 (a)	2,525	929,099
San Marino Unified School District California, GO, Series A (NPFGC) (a):
5.51%, 7/01/17	1,820	1,530,565
5.56%, 7/01/18	1,945	1,518,773
5.61%, 7/01/19	2,070	1,522,195
State of California, GO, Various Purpose:
6.00%, 3/01/33	1,265	1,423,631
6.50%, 4/01/33	7,325	8,541,023
5.00%, 10/01/41	1,535	1,530,211
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	4,605	4,631,156
		32,881,806
Colorado — 2.0%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	988,599
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Subordinate Public Improvement Fee, Tax Increment, 8.13%, 12/01/25	860	803,653
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	510	540,717
University of Colorado, RB, Series A, 5.38%, 6/01/38	920	987,077
		3,320,046

Municipal Bonds	Par (000)	Value
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	$685	$703,687
Wesleyan University, 5.00%, 7/01/35	1,875	2,005,406
		2,709,093
Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	570	573,335
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,050	1,880,014
		2,453,349
District of Columbia — 2.2%
Metropolitan Washington Airports Authority, RB:
CAB, Second Senior Lien, Series B (AGC), 7.08%, 10/01/34 (a)	10,170	2,600,673
First Senior Lien, Series A, 5.00%, 10/01/39	255	264,091
First Senior Lien, Series A, 5.25%, 10/01/44	745	774,293
		3,639,057
Florida — 7.6%
Ballantrae Community Development District, Special Assessment Bonds, 6.00%, 5/01/35	1,535	1,464,467
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	1,725	1,856,566
County of Broward Florida, Water & Sewer Utility, RB, Series A, 5.25%, 10/01/34	545	585,112
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 5.24%, 10/01/37 (a)	1,765	311,028
Water & Sewer System, 5.00%, 10/01/34	2,845	2,971,802
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	330	339,279
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	1,515	1,424,357
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,380	1,229,856
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,135	1,187,982
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	490	299,508
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/34	1,185	1,061,748
		12,731,705
Georgia — 1.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	431,630
Metropolitan Atlanta Rapid Transit Authority, Sales Tax RB, Third Indenture Series, 5.00%, 7/01/39	1,740	1,814,106
		2,245,736
Guam — 0.7%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	320	325,699
6.75%, 11/15/29	455	469,073
7.00%, 11/15/39	275	284,955
		1,079,727
Hawaii — 0.4%
State of Hawaii Harbor System, Refunding RB, Series A, 5.25%, 7/01/30	680	714,728

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	29

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Idaho — 1.2%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	$2,000	$2,001,620
Illinois — 9.2%
City of Chicago Illinois, Board of Education, GO, Series A (b):
5.50%, 12/01/39	1,060	1,123,070
5.00%, 12/01/41	350	348,905
City of Chicago Illinois, RB, O’Hare International Airport, General, Third Lien, Series A, 5.75%, 1/01/39	2,500	2,728,525
City of Chicago Illinois, Refunding RB, O’Hare International Airport, General, Third Lien, Series C, 6.50%, 1/01/41	2,935	3,376,483
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	1,000	1,024,140
City of Chicago Illinois, Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40 (b)	530	545,873
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.50%, 11/01/39	800	828,240
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, (AGM):
CAB, Series B, 6.25%, 6/15/47 (a)	9,555	1,081,722
Series B, 5.00%, 6/15/50	1,585	1,545,216
Series B-2, 5.00%, 6/15/50	1,260	1,226,320
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	675	712,516
6.00%, 6/01/28	500	519,910
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	315	329,673
		15,390,593
Indiana — 2.2%
Indiana Finance Authority, RB:
Sisters of St. Francis Health, 5.25%, 11/01/39	420	427,963
Wastewater Utility, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	790	842,812
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,738,136
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	565	616,748
		3,625,659
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	1,105	1,192,648
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	785	793,337
		1,985,985
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	510	532,731
Louisiana — 2.0%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	420	444,600
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	2,500	2,608,775
New Orleans Aviation Board, Refunding RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	315,955
		3,369,330
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	152,376

Municipal Bonds	Par (000)	Value
Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$220	$217,664
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	415	416,643
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	1,095	1,138,220
		1,772,527
Massachusetts — 5.7%
Massachusetts Development Finance Agency, RB, Neville Communities, Series A (Ginnie Mae):
5.75%, 6/20/22	600	648,294
6.00%, 6/20/44	1,500	1,604,415
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	845	886,887
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	910	928,519
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,100	1,985,886
Massachusetts HFA, Refunding HRB, Series F, AMT, 5.70%, 6/01/40	1,080	1,107,745
Massachusetts School Building Authority, RB, Sales Tax Revenue, Senior, Series B, 5.00%, 10/15/41 (b)	2,280	2,434,766
		9,596,512
Michigan — 2.2%
City of Detroit Michigan Sewage Disposal System, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	460	545,325
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA), 6.00%, 7/01/20	905	905,054
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	690	694,182
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	1,520	1,553,288
		3,697,849
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,540	1,704,949
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,653,685
New Jersey — 5.7%
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	3,025	2,946,410
Continental Airlines Inc. Project, AMT, 6.63%, 9/15/12	2,000	2,019,500
New Jersey State Turnpike Authority, RB, Series C (AGM), 5.00%, 1/01/30	2,500	2,606,375
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	1,025	1,106,775
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	905	821,668
		9,500,728

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 7.3%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	$875	$865,681
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	810	857,717
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	1,050	1,156,270
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,270	1,338,682
Transportation, Series D, 5.25%, 11/15/40	610	639,500
New York City Industrial Development Agency, RB:
Continental Airlines Inc., Project, AMT, 8.00%, 11/01/12	340	344,991
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	525	531,804
Series C, 6.80%, 6/01/28	415	428,023
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,300	3,521,760
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	615	638,167
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	650	672,958
6.00%, 12/01/42	630	658,804
State of New York Dormitory Authority, RB, North Shore Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	630	623,290
		12,277,647
North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	705	716,985
Pennsylvania — 3.5%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	1,095	898,415
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	2,029,122
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	2,750	2,338,572
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17 (c)	540	540,454
		5,806,563
Puerto Rico — 3.5%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.42%, 8/01/35 (a)	10,000	2,286,700
First Sub-Series A, 6.50%, 8/01/44	2,790	3,141,736
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 6.53%, 8/01/38 (a)	2,145	399,785
		5,828,221
South Carolina — 1.5%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,650	1,740,321
South Carolina State Public Service Authority, Refunding RB, Santee Cooper Project, Series C, 5.00%, 12/01/36	770	827,396
		2,567,717
Tennessee — 1.3%
Hardeman County Correctional Facilities Corp. Tennessee, RB, Series B, 7.38%, 8/01/17	2,200	2,158,728

Municipal Bonds	Par (000)	Value
Texas — 12.5%
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36 (c)	$500	$500,000
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	2,500	2,528,950
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.25%, 1/01/46	1,070	1,088,169
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	760	824,813
City of Houston Texas, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/39	535	568,015
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,380	1,548,360
Harris County Texas Metropolitan Transit Authority, RB, Series A, 5.00%, 11/01/41	1,710	1,826,536
La Vernia Higher Education Finance Corp., RB, KIPP Inc., Series A, 6.38%, 8/15/44	320	339,174
Matagorda County Hospital District Texas, RB (FHA), 5.00%, 2/15/35	1,325	1,334,765
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 7.55%, 9/01/37 (a)	1,015	200,280
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	3,020	3,163,450
Sabine River Authority Texas, Refunding RB, TXU Electric Co. Project, Series B, Mandatory Put Bonds, AMT, 5.75%, 5/01/30 (c)	500	500,000
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,165	2,327,570
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,500	1,600,545
Texas State Public Finance Authority, Refunding ERB, KIPP Inc., Series A (ACA), 5.00%, 2/15/36	625	592,150
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.50%, 8/15/39	1,990	1,984,189
		20,926,966
US Virgin Islands — 1.5%
United States Virgin Islands, Government Refinery, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	2,680	2,558,676
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	1,400	1,418,830
Vermont — 0.6%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.50%, 6/15/32	1,000	930,340
Washington — 1.2%
Seattle Housing Authority Washington, HRB, Replacement Housing Projects, 6.13%, 12/01/32	930	888,159
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	990	1,090,911
		1,979,070

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	31

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin — 4.0%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	$3,620	$4,050,309
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,235	1,276,249
SynergyHealth, Inc., 6.00%, 11/15/32	1,360	1,386,969
		6,713,527
Total Municipal Bonds — 113.5%		190,088,674

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 9.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,640	1,776,428
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	1,335	1,442,454
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,170	1,227,657
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	602,897
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	4,770	4,980,882
Sequoia Union High School District California, GO, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,519	5,831,827
		15,862,145
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health:
(AGM), Series C-7, 5.00%, 9/01/36	1,200	1,215,936
(FSA), Series C-3, 5.10%, 10/01/41	1,870	1,894,740
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	1,080	1,131,175
		4,241,851
Connecticut — 3.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	2,300	2,452,582
Series X-3, 4.85%, 7/01/37	2,370	2,490,752
		4,943,334
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,649	1,733,070
Massachusetts — 1.9%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	2,999	3,199,885
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	1,019	1,127,426
New York — 4.4%
New York City Municipal Water & Sewer Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	810	892,242
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	2,910	3,011,531
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	3,200	3,472,323
		7,376,096

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	$800	$845,800
Ohio — 4.3%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	6,980	7,264,226
Tennessee — 1.6%
Shelby County Health Educational & Housing Facilities Board Tennessee, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,500	2,593,475
Texas — 2.1%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38	3,360	3,505,018
Virginia — 2.7%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,730	2,940,208
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,603,583
		4,543,791
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,365	1,439,882
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	2,859	2,892,485
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.8%		61,568,484
Total Long-Term Investments (Cost — $241,575,351) — 150.3%		251,657,158

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (e)(f)	3,626,155	3,626,155

	Par (000)
Michigan Finance Authority, RB, SAN, Detroit Schools, Series A-1, 6.45%, 2/20/12	$1,630	1,630,000
Total Short-Term Securities (Cost — $5,256,155) — 3.2%		5,256,155
Total Investments (Cost — $246,831,506*) — 153.5%		256,913,313
Liabilities in Excess of Other Assets — (07)%		(1,128,437)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.9)%		(33,313,485)
AMPS, at Redemption Value — (32.9)%		(55,051,207)
Net Assets Applicable to Common Shares — 100.0%		$167,420,184

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$212,780,639
Gross unrealized appreciation	$12,891,397
Gross unrealized depreciation	(2,060,398)
Net unrealized appreciation	$10,830,999

See Notes to Financial Statements.
32	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital	$2,434,766	$7,729
Jeffries & Co.	$1,471,975	$34,792
Wells Fargo Bank, Inc.	$545,873	$1,712

(c)	Variable rate security. Rate shown is as of report date.

(d)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional Tax-Exempt Fund	3,999,689	(373,534)	3,626,155	$365

(f)	Represents the current yield as of report date.

•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
31	10-Year US Treasury Note	Chicago Board of Trade	December 2011	$4,000,938	$35,363

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$251,657,158	—	$251,657,158
Short-Term Securities	$3,626,155	1,630,000	—	5,256,155
Total	$3,626,155	$253,287,158	—	$256,913,313

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$35,363	—	—	$35,363

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	33

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.6%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$2,330	$2,553,284
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	2,170	2,056,487
		4,609,771
California — 20.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	5,500	5,956,555
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,895	3,128,019
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	1,886,357
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	1,325	1,438,672
City of San Jose California, ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,436,552
5.75%, 3/01/34	2,180	2,275,789
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,736,401
City of Vista California, COP, Refunding, Community Projects (NPFGC), 5.00%, 5/01/37	1,665	1,622,842
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,196,285
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,500	1,640,670
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,682,478
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	1,825	1,925,521
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,335	1,472,585
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	1,250	1,432,338
San Pablo Joint Powers Financing Authority California, Tax Allocation Bonds, Refunding, CAB (NPFGC) (a):
5.66%, 12/01/24	2,635	1,160,797
5.66%, 12/01/25	2,355	958,226
7.14%, 12/01/26	2,355	889,554
Santa Ana Unified School District, GO, (NPFGC), 5.00%, 8/01/32	470	471,852
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	1,850	2,022,919
		36,334,412
Colorado — 1.5%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,900	2,134,669
Regional Transportation District, COP, Series A, 5.00%, 6/01/25	455	482,336
		2,617,005
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Public Utility, RB, Series A, 5.50%, 10/01/39	2,000	2,184,680
Florida — 9.8%
City of Gainesville Florida, Refunding RB, Series C, 5.25%, 10/01/34	2,500	2,693,475
County of Lee Florida, Airport Refunding RB, Series A, AMT, 5.38%, 10/01/32	1,500	1,491,540
Jacksonville Port Authority, RB, AMT (AGC), 6.00%, 11/01/38	2,215	2,243,463
Orange County Health Facilities Authority, RB, The Nemours Foundation Project, Series 2009A, 5.00%, 1/01/29	1,465	1,501,244

Municipal Bonds	Par (000)	Value
Florida (concluded)
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	$4,645	$4,923,932
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	3,995	4,301,976
		17,155,630
Illinois — 18.3%
City of Chicago Illinois, Board of Education, GO, Series A:
5.50%, 12/01/39	1,890	2,002,455
5.00%, 12/01/41	3,125	3,115,219
Refunding, Chicago School Reform Board (NPFGC), 5.50%, 12/01/26	1,200	1,288,164
City of Chicago Illinois, RB:
General Third Lien, Series A, 5.75%, 1/01/39	1,145	1,249,664
General Third Lien, Series C (AGC), 5.25%, 1/01/35	1,255	1,318,654
Series A (AGM), 5.00%, 1/01/33	8,000	8,195,520
City of Chicago Illinois, Refunding RB, O’Hare International Airport, General, Third Lien, Series C, 6.50%, 1/01/41	5,225	6,010,944
City of Chicago Illinois, Refunding RB, Second Lien (NPFGC), 5.50%, 1/01/30	1,310	1,439,900
City of Chicago Illinois, Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	2,000	2,256,360
Sales Tax Receipts, 5.25%, 12/01/36	635	656,577
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,483,090
6.00%, 6/01/28	400	415,928
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	2,500	2,676,325
		32,108,800
Indiana — 8.6%
Indiana Finance Authority, Wastewater Utility, RB, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/31	2,720	2,940,429
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/42	5,000	5,104,550
Indianapolis Local Public Improvement, Bond Bank, RB:
Series 2011F, 5.25%, 2/01/36	3,055	3,305,876
Series 2011K, 5.00%, 6/01/25	2,140	2,277,324
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	1,430	1,539,352
		15,167,531
Iowa — 0.6%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	1,080	1,133,892
Kentucky — 0.8%
Kentucky Economic Development Finance Authority, RB, Louisville Arena, Sub-Series A-1 (AGC), 6.00%, 12/01/38	320	338,298
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,000	1,065,620
		1,403,918
Massachusetts — 3.3%
Massachusetts HFA, RB, Rental Mortgage, Series C, AMT (AGM), 5.50%, 7/01/32	2,440	2,440,439
Massachusetts School Building Authority, RB, Sales Tax Revenue, Senior, Series B, 5.00%, 10/15/41	3,065	3,273,052
		5,713,491

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 12.6%
City of Detroit Michigan, RB:
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	$2,410	$2,526,620
Senior Lien, Series B (AGM), 7.50%, 7/01/33	2,000	2,370,980
City of Detroit Michigan, Refunding RB:
Second Lien, Series C (BHAC), 5.75%, 7/01/27	1,580	1,694,439
Second Lien, Series E (BHAC), 5.75%, 7/01/31	3,240	3,472,729
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	4,810	5,629,624
Senior Lien, Series C-2 (BHAC), 5.25%, 7/01/29	1,910	1,996,065
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/24	875	965,370
5.25%, 10/15/25	455	499,203
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	750	751,417
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,910	2,265,375
		22,171,822
Minnesota — 0.8%
City of Minneapolis Minnesota, Fairview Health Services, Refunding RB, Series B (AGC), 6.50%, 11/15/38	1,325	1,485,882
Nevada — 6.5%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	2,000	2,137,680
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	2,510	2,616,399
Las Vegas-McCarran International Airport, Series A-1 AMT (AGM), 5.00%, 7/01/23	1,750	1,810,043
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	4,750	4,782,632
		11,346,754
New Jersey — 7.4%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	6,937,649
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	2,100	2,200,065
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGC), 5.63%, 12/15/28	3,500	3,835,685
		12,973,399
New York — 4.1%
Hudson New York Yards Infrastructure Corp., Senior RB, Fiscal 2012, Series A, 5.75%, 2/15/47	565	598,284
New York City Municipal Water & Sewer Finance Authority, RB, Series EE:
Fiscal 2009, 5.25%, 6/15/40	3,410	3,678,231
Second General Resolution, 5.38%, 6/15/43	1,305	1,434,678
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,494,080
		7,205,273
Pennsylvania — 2.3%
Delaware River Port Authority, RB, Series D (AGC), 5.00%, 1/01/40	1,720	1,776,932
Philadelphia Hospitals and Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series D, 5.00%, 7/01/32	2,230	2,307,649
		4,084,581
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	2,115	2,344,139

Municipal Bonds	Par (000)	Value
Texas — 23.2%
Austin Community College District, RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	$2,500	$2,643,700
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	1,080	1,167,188
5.00%, 11/15/29	1,365	1,462,311
City of Houston Texas, Refunding RB, Combined First Lien, Series A (AGC), 6.00%, 11/15/35	4,000	4,566,480
Clifton Higher Education Finance Corp., Refunding RB, Baylor University, 5.25%, 3/01/32	1,840	1,993,714
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	3,175	3,403,441
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, Series 2009, 5.25%, 10/01/29	1,200	1,274,112
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	600	673,200
Harris County Metropolitan Transit Authority, Transit Authority Sales and Use Tax Bonds, Series 2011B, 5.00%, 11/01/36	760	815,009
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	775	839,581
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	3,150	3,423,987
North Texas Tollway Authority, Refunding RB (NPFGC), System, First Tier:
5.75%, 1/01/40	4,885	5,090,121
Series A, 5.63%, 1/01/33	6,585	6,885,869
Series B, 5.75%, 1/01/40	6,275	6,538,487
		40,777,200
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	2,000	2,026,900
Virginia — 1.0%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	1,500	1,714,365
Washington — 1.5%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,507,825
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	1,075	1,183,210
		2,691,035
West Virginia — 0.6%
West Virginia University Board of Governors, RB, University Improvement (West Virginia University Projects), Series B, 5.00%, 10/01/36	1,025	1,096,924
Total Municipal Bonds — 129.9%		228,347,404

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	2,120	2,182,455
California — 2.6%
City of San Jose California, GO, Libraries, Parks, and Public Safety Project (NPFGC), 5.00%, 9/01/30	1,258	1,282,688
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	3,149	3,327,945
		4,610,633

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	35

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Colorado — 3.2%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	$5,610	$5,684,220
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Public Utility, RB, Series 2979, 6.00%, 10/01/35	1,040	1,226,413
Florida — 7.8%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	4,302	4,406,180
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	7,500	8,314,200
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	960	1,011,034
		13,731,414
Georgia — 2.4%
Augusta-Richmond County Georgia, Water & Sewer, RB (AGM), 5.25%, 10/01/34	4,000	4,236,880
Illinois — 1.5%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	2,509	2,618,104
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,406	1,520,976
Massachusetts — 4.9%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	8,008	8,543,693
Nevada — 5.6%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	5,617,100
Series B, 5.50%, 7/01/29	3,749	4,153,404
		9,770,504
New Jersey — 1.4%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,401	2,497,682
Washington — 2.5%
City of Bellevue Washington, GO, Refunding (NPFGC), 5.50%, 12/01/39	4,002	4,381,918
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.7%		61,004,892
Total Long-Term Investments (Cost — $276,626,540) — 164.6%		289,352,296

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (c)(d)	11,022,378	11,022,378
Total Short-Term Securities (Cost — $11,022,378) — 6.3%		11,022,378
Total Investments (Cost — $287,648,918*) — 170.9%		300,374,674
Liabilities in Excess of Other Assets– (3.4)%		(6,003,843)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.0)%		(31,609,290)
AMPS, at Redemption Value — (49.5)%		(87,002,723)
Net Assets Applicable to Common Shares — 100.0%		$175,758,818

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$256,009,533
Gross unrealized appreciation	$13,453,534
Gross unrealized depreciation	(683,807)
Net unrealized appreciation	$12,769,727

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional Tax-Exempt Fund	6,952,084	4,070,294	11,022,378	$1,599

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$289,352,296	—	$289,352,296
Short-Term Securities	$11,022,378	—	—	11,022,378
Total	$11,022,378	$289,352,296	—	$300,374,674

1	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/34	$4,615	$5,099,067
County of Jefferson Alabama, RB, Series A:
5.50%, 1/01/21	5,500	5,233,305
5.25%, 1/01/23	6,500	6,023,940
		16,356,312
Arizona — 4.8%
City of Tucson Arizona, COP (AGC):
4.25%, 7/01/21	1,870	1,986,800
4.25%, 7/01/22	1,895	1,991,721
4.50%, 7/01/24	2,120	2,218,516
City of Tucson Arizona, COP, Refunding (AGC), 4.00%, 7/01/20	2,325	2,473,777
Maricopa County IDA Arizona, RB, Charter Schools Project, Series A, 6.63%, 7/01/20	2,300	1,796,001
Pima County IDA Arizona, RB, Charter Schools Project:
Series C, 6.70%, 7/01/21	960	960,096
Series K, 6.38%, 7/01/31	930	852,113
Pima County IDA, Refunding RB, Tucson Electric Power Co., San Juan, Series A, 4.95%, 10/01/20	2,325	2,352,481
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/25	4,000	4,414,000
Scottsdale IDA, RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	3,650	3,599,739
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,042,650
University of Arizona, RB, Speed, 5.00%, 8/01/28	3,630	3,845,223
		27,533,117
California — 8.0%
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,330,288
California HFA, RB, Home Mortgage, Series K, AMT, 4.55%, 8/01/21	1,000	943,540
California HFA, Refunding RB, Home Mortgage, Series M, AMT, 4.55%, 8/01/21	5,490	5,100,814
California Pollution Control Financing Authority, RB, AMT:
Republic Services Inc. Project, Series B, Mandatory Put Bonds, 5.25%, 6/01/23 (a)	605	651,549
Waste Management Inc. Project, Series A-2, 5.40%, 4/01/25	1,240	1,267,503
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (FGIC), 4.75%, 12/01/23	5,000	5,179,500
City of Sacramento California, Special Tax Bonds, North Natomas Community Facilities, Series 4-C, 6.00%, 9/01/28	2,990	3,023,010
City of San Jose California, RB, Series A-1, AMT, 5.00%, 3/01/25	3,000	3,002,010
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior Series A-1, 5.00%, 6/01/15	5,000	5,236,650
Los Angeles Regional Airports Improvement Corp., Refunding RB, Facilities, LAXFUEL Corp., LA International, AMT (AMBAC), 5.50%, 1/01/32	1,435	1,380,786
State of California, GO:
5.50%, 4/01/28	15	15,753
5.50%, 4/01/28 (b)	5,000	5,585,000
Various Purpose, 5.75%, 4/01/31	7,000	7,629,160
Various Purpose, 5.00%, 11/01/32	2,000	2,024,800
Tustin Unified School District, Special Tax Bonds, Senior Lien, Community Facilities District 97-1,
Series A (AGM), 5.00%, 9/01/32	2,610	2,615,089
		45,985,452

Municipal Bonds	Par (000)	Value
Colorado — 1.1%
Plaza Metropolitan District No. 1, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 7.50%, 12/01/15	$6,000	$6,051,840
Connecticut — 0.5%
Connecticut State Development Authority, RB, Learjet Inc. Project, AMT, 7.95%, 4/01/26	1,160	1,214,381
Connecticut State Health & Educational Facility Authority, RB, Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	1,780	1,807,163
		3,021,544
Florida — 7.0%
Broward County School Board Florida, COP, Series A (AGM), 5.00%, 7/01/24	10,000	10,609,300
County of Lee Florida, Refunding ARB, Series A, AMT:
5.50%, 10/01/23	1,000	1,071,440
5.63%, 10/01/26	500	519,990
(AGM), 5.00%, 10/01/27	1,635	1,627,822
County of Miami-Dade Florida, Water & Sewer System, Refunding RB, Series C (BHAC), 5.00%, 10/01/23	8,000	8,808,720
Greater Orlando Aviation Authority Airport Facilities, Refunding RB, Series B, AMT:
5.00%, 10/01/25	1,000	1,039,610
5.00%, 10/01/26	2,935	3,027,541
Highlands County Health Facilities Authority, Refunding RB, Adventist Health, Series G, 5.13%, 11/15/16 (b)	35	41,393
Midtown Miami Community Development District, Special Assessment Bonds:
Series A, 6.00%, 5/01/24	3,040	3,042,797
Series B, 6.50%, 5/01/37	1,900	1,906,061
Panther Trace II Community Development District, Special Assessment Bonds, 5.13%, 11/01/13	1,510	1,378,026
Portofino Shores Community Development District, Special Assessment Bonds, Series A, 6.40%, 5/01/34	1,085	1,071,003
South Lake County Hospital District, RB, South Lake Hospital Inc., 6.63%, 10/01/23	2,390	2,454,530
Sterling Hill Community Development District, Special Assessment Bonds, Refunding, Series B, 5.50%, 11/01/10 (c)(d)	160	112,050
University of Florida Research Foundation Inc., RB (AMBAC), 5.13%, 9/01/33	4,000	3,663,120
		40,373,403
Georgia — 1.2%
Fulton County Development Authority, Refunding RB, Robert Woodruff, Series B, 5.25%, 3/15/24	3,000	3,137,370
Medical Center Hospital Authority, Refunding RB, Columbus Regional Healthcare (AGM):
4.00%, 8/01/23	1,500	1,501,575
4.13%, 8/01/24	2,000	1,989,300
		6,628,245
Guam — 0.7%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	1,530	1,557,249
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	2,620	2,673,894
		4,231,143
Hawaii — 0.9%
State of Hawaii, ARB, Series A, 5.25%, 7/01/29	5,000	5,318,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	37

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Idaho — 0.6%
Idaho Health Facilities Authority, RB, St. Luke’s Regional Medical Center (AGM), 4.63%, 7/01/30	$3,700	$3,734,780
Illinois — 8.2%
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT (AGM), 5.75%, 1/01/23	8,130	8,518,451
City of Chicago Illinois, Transit Authority, RB, 5.25%, 12/01/31 (e)	2,000	2,084,180
Du Page & Will Counties Community School District No. 204 Indian Prairie, GO, School Building, Series A (NPFGC), 5.25%, 12/30/22	8,650	9,524,256
Du Page County Forest Preservation District, GO, Refunding, Series A, 3.50%, 11/01/24	3,000	2,996,880
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	3,694,530
6.25%, 6/01/24	12,750	13,437,607
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	6,000	6,003,180
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,525	1,422,307
		47,681,391
Indiana — 3.2%
City of Whiting Indiana, RB, BP Products North America, 5.25%, 1/01/21	4,800	5,485,968
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,271,200
Indiana Finance Authority, Wastewater Utility, RB, 5.25%, 10/01/31	10,000	10,810,400
		18,567,568
Iowa — 1.0%
Iowa Higher Education Loan Authority, RB, Private College Facility, Buena Vista University:
5.25%, 4/01/23	695	778,803
5.25%, 4/01/24	730	807,205
5.25%, 4/01/25	520	569,286
5.25%, 4/01/26	360	390,888
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 9/01/20	1,000	1,044,210
5.00%, 9/01/22	2,315	2,342,872
		5,933,264
Kansas — 2.7%
City of Dodge City Kansas, RB (AGC), 4.00%, 6/01/24	2,245	2,319,287
Kansas Development Finance Authority, KU Health System, Series H, RB:
5.00%, 3/01/26	3,220	3,285,752
5.00%, 3/01/27	3,905	3,955,179
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.00%, 11/15/23	1,500	1,638,870
Adventist/Sunbelt, Series D, 5.00%, 11/15/24	1,000	1,063,640
Sisters of Leavenworth, Series A, 4.00%, 1/01/22	3,425	3,487,027
		15,749,755
Kentucky — 3.1%
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 5.25%, 6/01/23	8,650	8,844,452
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/24	8,000	8,827,200
		17,671,652

Municipal Bonds	Par (000)	Value
Louisiana — 3.5%
Jefferson Parish Hospital Service District No. 1, Refunding RB, West Jefferson Medical Center, Series A (AGM), 5.50%, 1/01/26	$3,000	$3,064,740
Louisiana Public Facilities Authority, RB:
Nineteenth Judicial District Court (FGIC), 5.50%, 6/01/41	2,000	2,088,660
University of New Orleans Research & Technology (NPFGC), 5.25%, 3/01/26	5,000	5,231,650
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana, LLC Project, Series A, 5.00%, 9/01/28	5,000	5,115,100
New Orleans Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	850	979,548
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	3,500	3,501,050
		19,980,748
Maine — 0.3%
Portland Housing Development Corp., Refunding RB, Senior Living, Avesta Housing Development Corp. Project, Series A, 6.00%, 2/01/34	1,965	1,929,296
Maryland — 0.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,750	1,762,723
Maryland EDC, Refunding RB, CNX Marine Terminals Inc., 5.75%, 9/01/25	790	793,128
Maryland Industrial Development Financing Authority, RB, Our Lady of Good Counsel School, Series A, 6.00%, 5/01/35	500	502,030
		3,057,881
Massachusetts — 0.7%
Massachusetts Development Finance Agency, RB, Ogden Haverhill Project, Series B, AMT:
5.35%, 12/01/15	1,210	1,210,992
5.50%, 12/01/19	2,000	2,001,620
Massachusetts Health & Educational Facilities Authority, RB, Winchester Hospital, 5.00%, 7/01/25	1,060	1,031,794
		4,244,406
Michigan — 4.0%
City of Detroit Michigan, Water Supply System, Refunding RB, Second Lien, Series C (BHAC), 5.75%, 7/01/26	4,235	4,564,483
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 4.25%, 5/15/25	2,120	1,977,175
Manistee Area Public Schools, GO, Refunding (Q-SBLF), 5.00%, 5/01/25	1,000	1,059,730
Michigan State Building Authority, Refunding RB, Facilities Program, Series A, 5.00%, 10/15/24	2,500	2,730,000
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.25%, 11/15/24	4,900	5,097,225
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (AGC), 4.75%, 12/01/18	7,665	7,945,156
		23,373,769
Minnesota — 1.2%
City of St. Cloud Minnesota, RB, Centracare Health System, Series A, 4.25%, 5/01/21	2,300	2,401,775
Minnesota State Municipal Power Agency, RB, Series A, 5.25%, 10/01/24	2,000	2,095,640
University of Minnesota, RB, Biomed Science Research Facilities Funding Program, Series B, 5.00%, 8/01/36	2,500	2,654,400
		7,151,815

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi — 1.6%
Mississippi Business Finance Corp., Refunding RB, System Energy Resource Inc. Project:
5.88%, 4/01/22	$5,000	$5,025,000
5.90%, 5/01/22	4,410	4,427,640
		9,452,640
Missouri — 1.4%
Missouri State Health & Educational Facilities Authority, RB, SSM Health Care, Series B, 4.25%, 6/01/25	8,125	8,182,931
Montana — 0.5%
Montana Facility Finance Authority, Refunding RB, Series B, 5.00%, 1/01/24	2,625	2,813,764
Nebraska — 1.3%
Douglas County School District No. 17 Nebraska, GO, Refunding:
2.00%, 6/15/24	3,390	2,977,708
2.00%, 6/15/25	4,380	3,740,038
Lancaster County Hospital Authority No. 1, RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,024,360
		7,742,106
Nevada — 1.1%
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, Local Improvement, 6.38%, 8/01/23	2,080	2,129,670
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,058,666
		6,188,336
New Jersey — 14.9%
Essex County Improvement Authority, RB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,107,080
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM):
5.80%, 11/01/21	3,635	4,204,096
5.80%, 11/01/23	5,050	5,824,114
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	8,310	8,094,106
Continental Airlines Inc. Project, AMT, 6.63%, 9/15/12	5,540	5,594,015
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	17,900	18,534,913
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,082,080
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	3,883,071
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	3,782,429
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hackensack University Medical, Series B (AGM), 4.00%, 1/01/24	635	638,937
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT:
5.50%, 12/01/26	1,665	1,695,886
5.00%, 12/01/27	12,000	12,114,720
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1A, 4.75%, 12/01/21	2,400	2,533,056
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series X, AMT, 5.10%, 10/01/23	4,500	4,596,525
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 5.72%, 12/15/25 (f)	9,450	4,539,969
Series A, 5.25%, 6/15/24	3,185	3,572,710

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/23	$1,375	$1,466,850
		86,264,557
New York — 21.9%
City of New York, New York, GO:
Refunding, Series E, 5.00%, 8/01/27	3,500	3,813,810
Series D1, 5.13%, 12/01/26	4,615	5,028,135
Series E, 5.00%, 8/01/24	4,000	4,496,680
Sub-Series I-1, 5.50%, 4/01/21	5,000	5,965,900
Essex County Industrial Development Agency, Refunding RB, International Paper, Series A, AMT, 5.20%, 12/01/23	6,300	6,304,977
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	2,250	2,382,547
Long Island Power Authority, Refunding RB, Series A, 5.50%, 4/01/24	1,475	1,655,230
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/25	1,980	2,084,287
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,631,568
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,710,735
Metropolitan Transportation Authority, Refunding RB, Series B, 5.25%, 11/15/25	4,000	4,451,200
New York City Industrial Development Agency, RB:
Continental Airlines Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	3,500	3,545,360
Special Needs Facilities Pooled Program, Series C-1, 6.80%, 7/01/19	1,770	1,773,682
New York City Industrial Development Agency, Refunding RB, New York Stock Exchange Project, Series A, 4.25%, 5/01/24	1,740	1,797,229
New York City Transitional Finance Authority, RB:
Fiscal 2007, Series S-1 (NPFGC), 5.00%, 7/15/24	500	543,045
Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	3,937,431
New York City Trust for Cultural Resources, RB, Carnegie Hall, Series A, 5.00%, 12/01/29	3,750	3,948,450
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	3,000	3,016,350
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 5.00%, 1/15/27	6,900	7,248,381
New York State Dormitory Authority, RB:
Education, Series D, 5.00%, 3/15/31	4,500	4,744,080
Fordham University, Series A, 5.25%, 7/01/25	900	1,005,480
Mental Health Services Facilities Improvement, Series A (AGM), 5.00%, 2/15/22	4,000	4,435,800
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	1,000	1,059,400
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/30	1,495	1,554,546
NYU Hospital Center, Series A, 5.00%, 7/01/22	1,725	1,803,867
NYU Hospital Center, Series A, 5.13%, 7/01/23	1,670	1,741,676
University of Rochester, Series C, 4.00%, 7/01/24	625	636,344
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 4.25%, 7/01/23	2,225	2,244,179
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/22	650	700,492
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/23	2,160	2,305,541
Yeshiva University, 4.00%, 9/01/23	2,860	2,870,782
Yeshiva University, 4.25%, 9/01/24	2,750	2,777,830
New York State Urban Development Corp., Refunding RB, Service Contract, Series B, 5.00%, 1/01/21	8,000	8,970,240

See Notes to Financial Statements.

	SEMI-ANNUAL REPORT	OCTOBER 31, 2011	39

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	$2,475	$2,527,445
Port Authority of New York & New Jersey, Refunding RB, Consolidated:
152nd Series, AMT, 5.00%, 11/01/23	2,500	2,634,550
153rd Series, 5.00%, 7/15/24	2,010	2,225,171
Sales Tax Asset Receivable Corp., RB, Series A (NPFGC), 5.00%, 10/15/20	7,070	7,823,662
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed, Series B-1C, 5.50%, 6/01/22	5,000	5,332,050
United Nations Development Corp., Refunding RB, Series A, 4.25%, 7/01/24	2,985	3,104,728
		126,832,860
North Carolina — 1.5%
City of Charlotte North Carolina, RB, Charlotte Douglas Airport, Series A, 5.00%, 7/01/33 (e)	4,000	4,203,160
Gaston County Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	3,105	2,411,467
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/26	1,925	2,043,811
		8,658,438
Northern Mariana Islands — 0.0%
Commonwealth of the Northern Mariana Islands, GO, Series A, 6.75%, 10/01/33	150	139,599
Ohio — 0.5%
Cincinnati City School District, GO, Refunding, School Improvement, 5.25%, 6/01/24	1,825	2,072,288
City of Cincinnati Ohio, Various Purpose, GO, Series A, 4.38%, 12/01/30	900	902,097
		2,974,385
Oregon — 1.1%
Oregon State Facilities Authority, RB:
Lewis & Clark College Project, Series A, 5.00%, 10/01/27	4,000	4,240,560
Reed College Project, Series A, 5.00%, 7/01/29	1,835	2,024,721
		6,265,281
Pennsylvania — 9.3%
City of Philadelphia Pennsylvania, RB, Series A, AMT (AGM), 5.00%, 6/15/20	2,895	3,058,741
City of Philadelphia Pennsylvania, Refunding RB, Series B, AMT (AGM), 5.00%, 6/15/19	3,905	4,172,258
City of Pittsburgh Pennsylvania, GO, Refunding RB, Series B (AGM), 5.25%, 9/01/17	9,630	10,713,664
City of Pittsburgh Pennsylvania, GO, Series C (AGM), 5.25%, 9/01/18	6,430	7,080,137
County of Allegheny Pennsylvania, GO:
Series C-67, 5.00%, 11/01/25	2,700	2,879,442
Series C-67, 5.00%, 11/01/26	2,375	2,514,911
Series C-68, 5.00%, 11/01/25	2,515	2,682,147
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	3,500	3,221,645
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	7,710	6,556,507
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/31	4,000	4,194,560
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial, Series A (AGC), 6.00%, 7/01/26	6,225	6,912,116
		53,986,128

Municipal Bonds	Par (000)	Value
Puerto Rico — 5.6%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A (AGC), 5.00%, 7/01/25	$3,215	$3,334,630
Puerto Rico Electric Power Authority, RB, Series TT, 5.00%, 7/01/27	6,500	6,566,625
Puerto Rico Highway & Transportation Authority, RB (AGM), Series Y, 6.25%, 7/01/21	3,000	3,441,750
Puerto Rico Highway & Transportation Authority, Refunding RB (AGM), Series AA-1, 4.95%, 7/01/26 (b)	1,500	1,536,767
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	11,450	11,865,406
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities Financing Authority, RB, Special Facilities, American Airlines, Series A, 6.45%, 12/01/25	5,390	3,773,054
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.63%, 8/01/30	1,925	2,017,708
		32,535,940
Rhode Island — 0.5%
Rhode Island Health & Educational Building Corp., RB, University of Rhode Island, Series A (AGC), 4.75%, 9/15/24	2,500	2,676,175
South Carolina — 0.2%
County of Florence South Carolina, RB, McLeod Regional Medical Center, Series A, 4.50%, 11/01/25	1,000	1,007,960
Tennessee — 2.8%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health (AGM), 5.00%, 10/01/22	1,620	1,749,487
Johnson City Health & Educational Facilities Board, RB, Appalachian Christian Village Project, Series A, 6.00%, 2/15/19	1,515	1,506,910
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31 (a)	3,925	4,028,267
Memphis-Shelby County Sports Authority Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	2,914,373
Series B, 5.00%, 11/01/22	1,000	1,086,640
Shelby County Health Educational & Housing Facilities Board Tennessee, RB, Germantown Village, Series A:
6.75%, 12/01/18	3,550	3,483,402
7.00%, 12/01/23	1,450	1,388,476
		16,157,555
Texas — 4.3%
City of Houston Texas, Refunding ARB, Sub-Lien, Series A, AMT, 5.00%, 7/01/25	1,500	1,531,035
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series 2001-A-1, AMT, 6.15%, 1/01/16	4,000	4,000,320
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Series A, Sub-Series 2, Mandatory Put Bonds, AMT, 9.00%, 5/01/29 (a)	3,000	1,680,000
Frisco ISD, GO, Refunding (PSF-GTD), 4.25%, 8/15/28 (e)	5,500	5,737,985
Grand Prairie ISD, Refunding, GO, 4.00%, 2/15/26 (e)	1,500	1,560,390
Gulf Coast IDA, RB, Citgo Petroleum Corp. Project, Mandatory Put Bonds, AMT, 7.50%, 5/01/25 (a)	2,440	2,459,764
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	650	668,122
San Jacinto River Authority, RB, Special Project, 5.25%, 10/01/25	2,910	3,179,408

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Socorro ISD, Refunding, School Building, GO:
5.00%, 8/15/30	$1,000	$1,089,680
5.00%, 8/15/32	2,500	2,697,025
		24,603,729
US Virgin Islands — 1.4%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	1,860	1,775,798
Virgin Islands Public Finance Authority, RB, Senior Secured, Hovensa Refinery, AMT, 6.13%, 7/01/22	6,750	6,189,412
		7,965,210
Virginia — 2.9%
James City County EDA, Refunding RB, First Mortgage, Williamsburg Lodge, Series A:
5.75%, 3/01/17	3,285	3,290,322
6.00%, 3/01/23	1,150	1,132,279
Roanoke EDA, Refunding RB, Carilion Health System, Series B (AGM), 5.00%, 7/01/38	3,205	3,272,593
Tobacco Settlement Financing Corp. Virginia, RB, Asset-Backed, 5.63%, 6/01/37 (b)	7,800	9,048,702
		16,743,896
West Virginia — 2.8%
West Virginia Hospital Finance Authority, Refunding RB, Charleston, Series A, 5.13%, 9/01/23	4,000	4,144,560
West Virginia University, Board of Governors University Improvement, RB, Series B:
5.00%, 10/01/29	7,520	8,111,222
5.00%, 10/01/30	3,500	3,781,120
		16,036,902
Wisconsin — 0.4%
Wisconsin Housing & EDA, RB, Series C, AMT, 4.85%, 9/01/26	2,000	2,009,600
Total Municipal Bonds — 132.0%		763,813,373

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
California — 4.9%
City of San Jose California, GO, Libraries, Parks and Public Safety Project (NPFGC), 5.00%, 9/01/30	3,101	3,160,911
Peralta Community College District, GO, Election of 2000, Series D (AGM), 5.00%, 8/01/30	10,140	10,393,297
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	9,028	9,540,108
Tamalpais Union High School District California, GO, Election of 2001 (AGM), 5.00%, 8/01/28	4,875	5,079,945
		28,174,261
Illinois — 2.3%
McHenry County Conservation District, GO (AGM), 5.13%, 2/01/27	12,695	13,482,453
Massachusetts — 1.5%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	8,338	8,895,680
Minnesota — 1.9%
State of Minnesota, GO, State Various Purpose, Series A, 4.00%, 8/01/29	10,525	11,007,114

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New Jersey — 2.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series D (AGM), 5.00%, 6/15/19	$11,120	$12,057,416
New York — 6.9%
City of New York, New York, GO, Sub-Series B-1, 5.25%, 9/01/22	8,250	9,427,193
New York City Municipal Water & Sewer Finance Authority, Refunding RB, Series A, 4.75%, 6/15/30	8,000	8,331,760
New York State Urban Development Corp., RB, State Personal Income Tax, State Facilities, Series A-1 (NPFGC), 5.25%, 3/15/34	10,000	10,337,000
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	11,101	12,044,621
		40,140,574
Washington — 2.0%
Snohomish County School District No. 15-Edmonds Washington, GO (NPFGC), 5.00%, 12/01/19	10,000	11,354,400
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.6%		125,111,898
Total Long-Term Investments (Cost — $859,249,157) — 153.6%		888,925,271

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (h)(i)	44,991,356	44,991,356
Total Short-Term Securities (Cost — $44,991,356) — 7.8%		44,991,356
Total Investments (Cost — $904,240,513*) — 161.4%		933,916,627
Liabilities in Excess of Other Assets — (0.3)%		(1,560,285)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.5)%		(66,641,383)
VRDP Shares, at Liquidation Value — (49.6)%		(287,100,000)
Net Assets Applicable to Common Shares — 100.0%		$578,614,959

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$836,981,975
Gross unrealized appreciation	$37,869,150
Gross unrealized depreciation	(7,543,310)
Net unrealized appreciation	$30,325,840

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith	$4,203,160	$3,600
Morgan Keegan & Co.	$7,298,375	$51,560
Wells Fargo Bank, Inc.	$2,084,180	$14,660

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	41

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional Tax-Exempt Fund	9,713,431	35,277,925	44,991,356	$3,136

(i)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$888,925,271	—	$888,925,271
Short-Term Securities	$44,991,356	—	—	44,991,356
Total	$44,991,356	$888,925,271	—	$933,916,627

[1]	See above schedule of investments for values in each state or political subdivision.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
Prattville IDB Alabama, RB, International Paper Co. Project, Series A, AMT, 4.75%, 12/01/30	$3,025	$2,718,205
Alaska — 1.0%
Northern Tobacco Securitization Corp., RB, Asset-Backed, Series A:
4.63%, 6/01/23	1,860	1,711,349
5.00%, 6/01/46	2,250	1,419,345
		3,130,694
Arizona — 1.8%
Maricopa County IDA Arizona, RB, Charter Schools Project, Series A, 6.75%, 7/01/29	1,000	671,130
Pima County IDA, RB, Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	1,900	1,819,193
Pima County IDA, Refunding RB, Charter Schools II, Series A, 6.75%, 7/01/21	465	465,083
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	2,445	2,563,705
		5,519,111
Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	1,660	1,646,670
California — 12.4%
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,291,058
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,456,504
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,185	1,302,422
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	800	853,784
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	5,930	6,241,266
State of California, GO, Various Purpose:
6.00%, 3/01/33	2,525	2,841,635
6.50%, 4/01/33	14,925	17,402,699
5.00%, 10/01/41	3,050	3,040,484
		37,429,852
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,168,501
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT, 7.50%, 4/01/31	80	81,826
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	3,300	3,327,291
Subordinate, 8.13%, 12/01/25	820	766,274
University of Colorado, RB, Series A, 5.75%, 6/01/28	750	858,292
		6,202,184
Connecticut — 2.2%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	1,375	1,412,510
Wesleyan University, 5.00%, 7/01/35	3,385	3,620,427
Mohegan Tribe of Indians of Connecticut, RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,000	1,590,360
		6,623,297

Municipal Bonds	Par (000)	Value
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	$1,125	$1,131,581
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,065	3,727,930
		4,859,511
District of Columbia — 2.0%
Metropolitan Washington Airports Authority, RB:
CAB, Second Senior Lien, Series B (AGC), 6.15%, 10/01/33 (a)	6,590	1,796,104
CAB, Second Senior Lien, Series B (AGC), 6.24%, 10/01/34 (a)	4,830	1,235,128
CAB, Second Senior Lien, Series B (AGC), 6.26%, 10/01/35 (a)	6,515	1,566,141
First Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,558,980
		6,156,353
Florida — 7.0%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,680	5,933,158
County of Miami-Dade Florida, Refunding RB:
Series A-1, 5.38%, 10/01/41	1,165	1,197,760
Miami International Airport, AMT, (AGC), 5.00%, 10/01/40	4,940	4,735,830
Fiddlers Creek Community Development District No. 2, Special Assessment Bonds (b)(c):
Series A, 6.38%, 5/01/35	2,350	847,434
Series B, 5.75%, 5/01/13	400	144,244
Hillsborough County IDA, RB:
H. Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/37	1,050	1,001,563
National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	2,720	2,424,064
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	2,265	2,370,730
Midtown Miami Community Development District, Special Assessment Bonds, Series A, 6.25%, 5/01/37	915	902,382
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	1,200	733,488
Preserve at Wilderness Lake Community Development District, RB, Series A, 7.10%, 5/01/33	855	858,420
		21,149,073
Georgia — 4.8%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	845	868,398
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 6.13%, 2/15/26	2,000	1,881,400
Metropolitan Atlanta Rapid Transit Authority, Sales Tax RB, Third Indenture Series, 5.00%, 7/01/39	3,465	3,612,574
Municipal Electric Authority of Georgia, RB:
Series W, 6.60%, 1/01/18 (d)(f)	380	415,587
Series W, 6.60%, 1/01/18	5,540	6,301,141
Municipal Electric Authority of Georgia, Refunding RB, Series X, 6.50%, 1/01/20	1,205	1,416,598
		14,495,698
Guam — 0.7%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	630	641,220
6.75%, 11/15/29	895	922,683
7.00%, 11/15/39	615	637,263
		2,201,166

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	43

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	$1,355	$1,424,200
Illinois — 15.9%
City of Chicago Illinois, Board of Education, GO, Series A (e):
5.50%, 12/01/39	2,110	2,235,545
5.00%, 12/01/41	695	692,825
City of Chicago Illinois, Refunding RB, O’Hare International Airport, General, Third Lien, Series C, 6.50%, 1/01/41	5,865	6,747,213
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	800	819,312
City of Chicago Illinois, Tax Allocation Bonds, Kingsbury Redevelopment Project, Series A, 6.57%, 2/15/13	700	700,098
City of Chicago Illinois, Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40 (e)	1,050	1,081,447
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	5,000	5,522,200
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22 (f)	530	557,268
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	470	426,549
Navistar International, Recovery Zone, 6.50%, 10/15/40	1,540	1,588,710
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	1,610	1,666,833
Friendship Village of Schaumburg, Series A, 5.63%, 2/15/37	250	203,558
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project (AGM):
Series B, 5.00%, 6/15/50	3,150	3,070,935
Series B-2, 5.00%, 6/15/50	2,500	2,433,175
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,335	1,409,199
6.00%, 6/01/28	1,140	1,185,395
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	1,260	1,501,303
Series A (NPFGC), 6.70%, 11/01/21	7,000	8,266,580
Series C (FGIC), 7.75%, 6/01/20	2,500	3,068,600
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	630	659,345
Village of Hodgkins Illinois, RB, MBM Project, AMT, 6.00%, 11/01/23	2,800	2,801,372
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,550	1,445,623
		48,083,085
Indiana — 2.6%
Indiana Finance Authority, RB:
Sisters of St. Francis Health, 5.25%, 11/01/39	840	855,926
Wastewater Utility, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	1,580	1,685,623
Indiana Finance Authority, Refunding RB:
Ascension Health Senior Credit, Series B-5, 5.00%, 11/15/36	1,500	1,523,985
Parkview Health System, Series A, 5.75%, 5/01/31	3,295	3,450,096
Indiana Health & Educational Facilities Financing Authority, RB, Clarian Health Obligation, Series A, 5.25%, 2/15/40	375	375,968
		7,891,598

Municipal Bonds	Par (000)	Value
Kansas — 0.6%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	$1,660	$1,677,629
Kentucky — 0.4%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,010	1,055,016
Louisiana — 4.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	3,320	3,460,635
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	7,500	7,502,250
Sabine River Authority Louisiana, Refunding RB, International Paper Co. Project, 6.20%, 2/01/25	3,600	3,639,276
		14,602,161
Maryland — 1.7%
County of Montgomery Maryland, GO, West Germantown Development District, Senior Series A (Radian), 6.70%, 7/01/27	1,155	1,182,524
Maryland Community Development Administration, Refunding RB, Residential, Series D, AMT, 4.90%, 9/01/42	1,500	1,449,000
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	430,380
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	830	833,287
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	1,000	1,179,690
		5,074,881
Massachusetts — 5.4%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	1,805	1,841,732
Massachusetts HFA, HRB, Series A, AMT, 5.20%, 12/01/37	3,000	3,014,280
Massachusetts HFA, RB, S/F, Series 130, AMT, 5.00%, 12/01/32	2,720	2,716,355
Massachusetts HFA, Refunding HRB, AMT:
Series D, 4.85%, 6/01/40	1,770	1,721,891
Series F, 5.70%, 6/01/40	2,155	2,210,362
Massachusetts School Building Authority, Sales Tax Revenue, Senior, Series B, 5.00%, 10/15/41	4,535	4,842,836
		16,347,456
Michigan — 7.3%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	910	1,078,796
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA), 6.00%, 7/01/20	2,465	2,465,148
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,388,363
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	6,850	6,624,224
Mclaren Health Care, Series A, 5.75%, 5/15/38	8,560	8,880,315
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,400	1,660,484
		22,097,330

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi — 1.4%
County of Lowndes Mississippi, Refunding RB, Weyerhauser Co. Project, Series A, 6.80%, 4/01/22	$3,000	$3,190,410
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	1,065	1,146,259
		4,336,669
Nevada — 0.2%
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, Local Improvement, 6.38%, 8/01/23	555	568,253
New Jersey — 3.3%
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	2,420	2,380,966
Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/29	3,000	2,836,410
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association, 6.63%, 7/01/36 (b)(c)	1,680	17
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.38%, 10/01/28	1,200	1,331,976
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	1,635	1,765,440
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,860	1,688,731
		10,003,540
New York — 10.1%
Hudson New York Yards Infrastructure Corp., Senior RB, Series A, 5.75%, 2/15/47	1,605	1,699,551
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	9,405	11,010,904
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.25%, 11/15/40	1,205	1,263,274
New York City Industrial Development Agency, RB:
British Airways Plc Project, 7.63%, 12/01/32	1,920	1,927,642
Series C, 6.80%, 6/01/28	690	711,652
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	890	879,186
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,150,240
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,220	1,265,957
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	1,165	1,206,148
6.00%, 12/01/42	1,250	1,307,150
New York Dormitory Authority, RB, North Shore-Long Island Jewish, Series A, 5.00%, 5/01/41	1,255	1,241,634
Westchester County Industrial Development Agency New York, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	1,000	987,850
		30,651,188
North Carolina — 1.5%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,675	1,300,872
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	1,400	1,423,800
North Carolina Medical Care Commission, Refunding RB, Carolina Village Project, 6.00%, 4/01/38	2,000	1,804,780
		4,529,452

Municipal Bonds	Par (000)	Value
Pennsylvania — 3.9%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	$4,250	$3,486,998
Bucks County IDA, RB, Ann’s Choice Inc. Facility, Series A, 6.13%, 1/01/25	880	848,742
Lancaster County Hospital Authority, RB, Brethren Village Project, Series A, 6.50%, 7/01/40	2,000	2,000,700
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.13%, 2/01/28	470	410,211
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	1,890	1,985,634
National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	2,000	1,678,320
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,063
		11,676,668
Puerto Rico — 1.6%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	4,255	4,791,428
South Carolina — 1.7%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,280	3,459,547
South Carolina State Public Service Authority, Refunding RB, Santee Cooper Project, Series C, 5.00%, 12/01/36	1,540	1,654,792
		5,114,339
Tennessee — 0.3%
Johnson City Health & Educational Facilities Board, RB, Appalachian Christian Village Project, Series A, 6.00%, 2/15/24	1,000	951,520
Texas — 11.6%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	1,500	389,955
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	3,000	3,034,740
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.25%, 1/01/46	2,140	2,176,337
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	1,510	1,638,773
City of Houston Texas, RB, Special Facilities, Continental Airlines, Series E, AMT, 6.75%, 7/01/21	4,820	4,732,469
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	2,000	2,244,000
Harris County Texas Metropolitan Transit Authority, RB, Sales & Use Tax, Series A, 5.00%, 11/01/41	3,400	3,631,710
North Texas Tollway Authority, Refunding RB, First Tier, Series A, 6.25%, 1/01/39	7,000	7,564,760
Sabine River Authority Texas, Refunding RB, TXU Electric Co. Project, Series B, Mandatory Put Bonds, AMT, 5.75%, 5/01/30 (g)	2,250	2,250,000
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,950	4,246,605
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,201,090
		35,110,439
US Virgin Islands — 1.9%
United States Virgin Islands, Refunding RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	6,000	5,728,380

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	45

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	$2,780	$2,817,391
Virginia — 1.2%
Fairfax County EDA, Refunding RB, Goodwin House Inc:
5.13%, 10/01/37	500	474,900
5.13%, 10/01/42	3,440	3,220,081
		3,694,981
Washington — 2.1%
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	1,980	2,181,821
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	4,157,320
		6,339,141
Wisconsin — 4.2%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	7,100	7,943,977
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	2,465	2,547,331
SynergyHealth Inc., 6.00%, 11/15/32	2,215	2,258,923
		12,750,231
Total Municipal Bonds — 122.1%		369,448,790

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
California — 6.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	3,271	3,542,025
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	2,610	2,820,079
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,290	2,402,851
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,077	1,173,205
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	9,480	9,899,111
		19,837,271
Colorado — 0.8%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	2,129	2,230,929
Connecticut — 2.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	6,000	6,458,040
Illinois — 1.5%
City of Chicago Illinois Waterworks, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	1,320	1,376,852
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,999	3,164,239
		4,541,091
Maryland — 0.8%
Maryland State Transportation Authority, RB, Transportation Facility Project (AGM), 5.00%, 7/01/41	2,290	2,425,476

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Massachusetts — 3.5%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	$10,000	$10,668,300
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	2,009	2,221,693
New York — 4.8%
New York City Municipal Water & Sewer Finance Authority, RB:
Series DD, 5.00%, 6/15/37	6,299	6,632,108
Series FF-2, 5.50%, 6/15/40	1,575	1,734,914
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	5,789	5,992,015
		14,359,037
North Carolina — 2.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series A, 5.00%, 10/01/41	6,239	6,517,789
Ohio — 5.6%
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,474,976
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	13,840	14,403,565
		16,878,541
South Carolina — 1.8%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	4,995	5,431,613
Texas — 6.2%
Harris County Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (d)(f)	10,000	12,479,100
Texas Department of Housing & Community Affairs, MRB, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	3,451	3,497,407
Texas State University Systems, Refunding RB (AGM), 5.00%, 3/15/30	2,743	2,852,345
		18,828,852
Washington — 5.8%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,261,675
5.00%, 11/01/36	4,000	4,209,340
(AGM), 5.00%, 11/01/32	7,693	8,117,137
		17,588,152
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	2,499	2,528,396
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.2%		130,515,180
Total Long-Term Investments (Cost — $477,086,406) — 165.3%		499,963,970

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.01% (i)(j)	9,375,178	$9,375,178

	Par (000)
Michigan Finance Authority, RB, SAN, Detroit Schools, Series A-1, 6.45%, 2/20/12	$3,255	3,255,000
Total Short-Term Securities (Cost — $12,630,178) — 4.2%		12,630,178
Total Investments (Cost — $489,716,584*) — 169.5%		512,594,148
Liabilities in Excess of Other Assets — (0.6)%		(1,734,050)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.6)%		(68,352,856)
AMPS, at Redemption Value — (46.3)%		(140,012,975)
Net Assets Applicable to Common Shares — 100.0%		$302,494,267

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$422,378,352
Gross unrealized appreciation	$30,916,120
Gross unrealized depreciation	(9,024,711)
Net unrealized appreciation	$21,891,409

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Jeffries & Co.	$2,928,370	$69,212
Wells Fargo Bank, Inc.	$1,081,447	$3,392

(f)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Variable rate security. Rate shown is as of report date.

(h)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional Tax-Exempt Fund	5,653,323	3,721,855	9,375,178	$638

(j)	Represents the current yield as of report date.

•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
72	10-Year US Treasury Note	Chicago Board of Trade	December 2011	$9,292,500	$92,019

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$499,963,970	—	$499,963,970
Short-Term Securities	$9,375,178	3,255,000	—	12,630,178
Total	$9,375,178	$503,218,970	—	$512,594,148

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$92,019	—	—	$92,019

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	47

Statements of Assets and Liabilities

October 31, 2011 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)
Assets
Investments at value — unaffiliated[1]	$476,126,156	$522,316,595	$344,126,546	$253,287,158	$289,352,296	$888,925,271	$503,218,970
Investments at value — affiliated[2]	3,791,874	8,274,103	6,651,301	3,626,155	11,022,378	44,991,356	9,375,178
Cash pledged as collateral for financial futures contracts	109,440	—	87,002	60,000	—	—	147,000
Interest receivable	8,769,225	7,612,291	5,640,216	3,982,039	4,076,995	12,745,347	8,712,964
Investments sold receivable	1,299,198	3,592,958	950,040	337,540	35,691	1,560,000	371,691
Dividends receivable — affiliated	—	—	—	—	—	424	—
Deferred offering costs	—	365,426	—	—	—	1,014,823	—
Prepaid expenses	1,935	96,253	2,400	1,735	12,046	6,108	3,227
Other assets	—	26,449	—	—	—	106,400	—
Total assets	490,097,828	542,284,075	357,457,505	261,294,627	304,499,406	949,349,729	521,829,030

Accrued Liabilities
Bank overdraft	—	24,146	—	1,995	3,135	24,723	—
Investments purchased payable	2,605,639	4,458,602	6,085,005	4,408,381	8,971,971	13,540,173	8,764,676
Income dividends payable — Common Shares	2,233,870	1,678,830	1,267,079	914,921	958,674	2,719,498	1,835,168
Investment advisory fees payable	226,359	226,268	160,850	112,759	120,046	432,505	204,374
Margin variation payable	55,219	—	43,594	30,031	—	—	69,750
Officer’s and Directors’ fees payable	20,141	864	1,296	8,843	6,089	126,815	15,193
Interest expense and fees payable	11,320	36,323	14,717	11,811	13,876	32,571	28,469
Other accrued expenses payable	98,102	12,104	48,797	32,820	68,660	149,673	79,771
Total accrued liabilities	5,250,650	6,437,137	7,621,338	5,521,561	10,142,451	17,025,958	10,997,401

Other Liabilities
TOB trust certificates	31,890,809	63,947,084	43,041,920	33,301,675	31,595,414	66,608,812	68,324,387
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	142,500,000	—	—	—	287,100,000	—
Total liabilities	37,141,459	212,884,221	50,663,258	38,823,236	41,737,865	370,734,770	79,321,788

AMPS at Redemption Value
$25,000 per share at liquidation preference, plus unpaid dividends[3,4]	—	—	83,706,722	55,051,207	87,002,723	—	140,012,975
Net Assets Applicable to Common Shareholders	$452,956,369	$329,399,854	$223,087,525	$167,420,184	$175,758,818	$578,614,959	$302,494,267

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$479,397,343	$315,451,778	$208,866,540	$154,323,891	$174,480,906	$540,458,418	$283,477,828
Undistributed net investment income	2,072,885	5,849,045	4,461,503	3,974,723	3,327,259	9,470,711	6,509,973
Accumulated net realized loss	(26,587,896)	(11,075,199)	(455,201)	(995,600)	(14,775,103)	(990,284)	(10,463,117)
Net unrealized appreciation/depreciation	(1,925,963)	19,174,230	10,214,683	10,117,170	12,725,756	29,676,114	22,969,583
Net Assets Applicable to Common Shareholders	$452,956,369	$329,399,854	$223,087,525	$167,420,184	$175,758,818	$578,614,959	$302,494,267
Net asset value, per Common Share	$12.67	$11.18	$15.91	$14.91	$13.57	$15.21	$14.59

[1] Investments at cost — unaffiliated	$478,110,339	$503,142,365	$333,962,465	$243,205,351	$276,626,540	$859,249,157	$480,341,406
[2] Investments at cost — affiliated	$3,791,874	$8,274,103	$6,651,301	$3,626,155	$11,022,378	$44,991,356	$9,375,178
[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	—	—	—	—	4,320
Par value $0.10 per share	—	1,425	3,348	2,202	3,480	2,871	1,280
[4] Preferred Shares authorized	—	7,480	5,000	3,480	5,360	15,671	7,000
[5] Common Shares outstanding, $0.10 par value	35,741,923	29,453,152	14,022,198	11,226,029	12,955,055	38,034,934	20,736,357
[6] Common Shares authorized	200 million	200 million	200 million	200 million	200 million	200 million	200 million

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Statements of Operations

Six Months Ended October 31, 2011 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)
Investment Income
Interest	$15,501,034	$12,741,647	$9,268,911	$6,800,361	$6,866,869	$21,872,403	$13,614,523
Income — affiliated	789	1,077	1,438	365	1,599	7,053	638
Total income	15,501,823	12,742,724	9,270,349	6,800,726	6,868,468	21,879,456	13,615,161

Expenses
Investment advisory	1,319,124	1,312,967	945,057	690,776	796,422	2,544,951	1,241,569
Liquidity fees	—	535,575	—	—	—	1,783,710	—
Remarketing fees on Preferred Shares	—	73,393	65,124	41,638	65,918	145,943	105,053
Professional	110,723	76,234	44,118	45,013	44,523	80,912	67,045
Accounting services	58,458	39,957	37,147	28,119	28,565	71,030	44,905
Transfer agent	21,185	19,952	21,626	17,944	18,710	27,289	28,042
Officer and Directors	19,139	16,382	12,775	8,893	10,029	31,776	14,020
Custodian	12,572	12,916	8,430	6,153	7,721	22,787	12,720
Printing	7,812	11,137	9,810	6,201	7,295	24,051	12,576
Registration	4,294	4,655	4,897	4,709	4,893	6,834	4,960
Miscellaneous	14,165	44,499	22,129	19,330	15,782	59,023	30,542
Total expenses excluding interest expense, fees and amortization of offering costs	1,567,472	2,147,667	1,171,113	868,776	999,858	4,798,306	1,561,432
Interest expense, fees and amortization of offering costs[1]	121,821	569,408	136,716	104,540	102,867	700,189	196,419
Total expenses	1,689,293	2,717,075	1,307,829	973,316	1,102,725	5,498,495	1,757,851
Less fees waived by advisor	(1,206)	(1,645)	(1,007)	(443)	(75,571)	(4,537)	(1,094)
Total expenses after fees waived	1,688,087	2,715,430	1,306,822	972,873	1,027,154	5,493,958	1,756,757
Net investment income	13,813,736	10,027,294	7,963,527	5,827,853	5,841,314	16,385,498	11,858,404

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	556,136	888,215	414,190	104,224	150,362	6,500,044	1,153,994
Financial futures contracts	(1,300,994)	(2,159,932)	(1,297,139)	(931,647)	(754,665)	(2,567,851)	(2,183,225)
	(744,858)	(1,271,717)	(882,949)	(827,423)	(604,303)	3,932,193	(1,029,231)
Net change in unrealized appreciation/depreciation on:
Investments	19,036,961	27,093,895	17,578,682	13,379,487	14,501,507	24,357,168	23,091,927
Financial futures contracts	362,940	446,573	449,891	334,830	157,614	740,786	627,907
	19,399,901	27,540,468	18,028,573	13,714,317	14,659,121	25,097,954	23,719,834
Total realized and unrealized gain	18,655,043	26,268,751	17,145,624	12,886,894	14,054,818	29,030,147	22,690,603

Dividends to AMPS Shareholders From
Net investment income	—	(86,943)	(155,726)	(66,821)	(104,900)	—	(348,331)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$32,468,779	$36,209,102	$24,953,425	$18,647,926	$19,791,232	$45,415,645	$34,200,676

[1]	Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	49

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)		BlackRock MuniEnhanced Fund, Inc. (MEN)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011
Operations
Net investment income	$13,813,736	$17,901,566	$10,027,294	$21,566,988
Net realized loss	(744,858)	(1,468,023)	(1,271,717)	(915,429)
Net change in unrealized appreciation/depreciation	19,399,901	(8,573,199)	27,540,468	(17,353,928)
Dividend to AMPS Shareholders from net investment income	—	—	(86,943)	(895,488)
Net increase in net assets applicable to Common Shareholders resulting from operations	32,468,779	7,860,344	36,209,102	2,402,143

Dividends to Common Shareholders From
Net investment income	(13,403,221)	(17,952,389)	(10,072,978)	(20,117,032)

Capital Share Transactions
Value of Common Shares issued from reorganization	—	176,471,885	—	—
Reinvestment of common dividends	—	679,731	—	895,425
Net increase in net assets applicable to Common Shareholders derived from capital share transactions	—	177,151,616	—	895,425

Net Assets
Total increase in net assets applicable to Common Shareholders	19,065,558	167,059,571	26,136,124	(16,819,464)
Beginning of period	433,890,811	266,831,240	303,263,730	320,083,194
End of period	$452,956,369	$433,890,811	$329,399,854	$303,263,730
Undistributed net investment income	$2,072,885	$1,662,370	$5,849,045	$5,981,672

	BlackRock MuniHoldings Fund, Inc. (MHD)		BlackRock MuniHoldings Fund II, Inc. (MUH)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011
Operations
Net investment income	$7,963,527	$15,853,128	$5,827,853	$11,489,662
Net realized gain (loss)	(882,949)	798,443	(827,423)	592,853
Net change in unrealized appreciation/depreciation	18,028,573	(14,759,280)	13,714,317	(10,389,967)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(155,726)	(425,020)	(66,821)	(217,592)
Net realized gain	—	(45,016)	—	(16,958)
Net increase in net assets applicable to Common Shareholders resulting from operations	24,953,425	1,422,255	18,647,926	1,457,998

Dividends and Distributions to Common Shareholders From
Net investment income	(7,606,737)	(14,941,651)	(5,489,494)	(10,870,379)
Net realized gain	—	(1,505,648)	—	(807,254)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(7,606,737)	(16,447,299)	(5,489,494)	(11,677,633)

Capital Share Transactions
Reinvestment of common dividends and distributions	372,396	1,260,083	2,983	756,581

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	17,719,084	(13,764,961)	13,161,415	(9,463,054)
Beginning of period	205,368,441	219,133,402	154,258,769	163,721,823
End of period	$223,087,525	$205,368,441	$167,420,184	$154,258,769
Undistributed net investment income	$4,461,503	$4,260,439	$3,974,723	$3,703,185

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)		BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011
Operations

Net investment income	$5,841,314	$11,766,913	$16,385,498	$36,232,994
Net realized gain (loss)	(604,303)	(1,327,071)	3,932,193	2,847,724
Net change in unrealized appreciation/depreciation	14,659,121	(9,676,582)	25,097,954	(14,744,868)
Dividends to AMPS Shareholders from net investment income	(104,900)	(360,146)	—	(3,940,263)
Net increase in net assets applicable to Common Shareholders resulting from operations	19,791,232	403,114	45,415,645	20,395,587

Dividends to Common Shareholders From
Net investment income	(5,752,044)	(11,484,081)	(16,316,987)	(32,019,140)

Capital Share Transactions
Reinvestment of common dividends	—	823,393	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders.	14,039,188	(10,257,574)	29,098,658	(11,623,553)
Beginning of period	161,719,630	171,977,204	549,516,301	561,139,854
End of period	$175,758,818	$161,719,630	$578,614,959	$549,516,301
Undistributed net investment income	$3,327,259	$3,342,889	$9,470,711	$9,402,200

	BlackRock MuniVest Fund II, Inc. (MVT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011
Operations
Net investment income	$11,858,404	$23,494,758
Net realized loss	(1,029,231)	(1,604,962)
Net change in unrealized appreciation/depreciation	23,719,834	(18,706,944)
Dividends to AMPS Shareholders from net investment income	(348,331)	(921,768)
Net increase in net assets applicable to Common Shareholders resulting from operations	34,200,676	2,261,084

Dividends to Common Shareholders From
Net investment income	(10,996,421)	(21,675,139)

Capital Share Transactions
Reinvestment of common dividends	1,006,086	2,232,641

Net Assets
Total increase (decrease) in net assets applicable to Common Shareholders	24,210,341	(17,181,414)
Beginning of period	278,283,926	295,465,340
End of period	$302,494,267	$278,283,926
Undistributed net investment income	$6,509,973	$5,996,321

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	51

Statements of Cash Flows

Six Months Ended October 31, 2011 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock MuniIntermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$36,296,045	$25,109,151	$18,714,747	$19,896,132	$45,415,645	$34,549,007
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	111,698	44,895	14,214	122,860	1,290,644	(23,934)
Decrease in cash pledged as collateral for financial futures contracts	330,000	207,998	160,000	120,000	545,000	248,000
Increase in other assets	(119,139)	—	—	—	(3,176)	—
Increase in dividends receivable	—	—	—	—	(145)	—
Increase in investment advisory fees payable	14,038	7,254	632	6,832	15,329	2,793
Decrease in interest expense and fees payable	(22,033)	(16,862)	(13,082)	(8,929)	(18,058)	(21,674)
Decrease in other affiliates payable	—	—	—	(3,036)	—	—
Decrease in other accrued expenses payable	(287,127)	(36,807)	(35,615)	(20,717)	(14,454)	(39,674)
Decrease in prepaid expenses	26,449	13,272	16,004	—	42,420	16,405
Increase (decrease) in margin variation payable	(31,875)	15,094	8,656	(20,625)	(52,875)	31,500
Increase (decrease) in Officer’s and Directors’ fees payable	(81)	428	8,445	5,584	11,215	14,020
Net realized and unrealized loss on investments	(27,980,707)	(17,992,872)	(13,483,711)	(14,661,445)	(30,854,035)	(24,783,699)
Amortization of premium and accretion of discount on investments	(164,966)	(163,881)	(321,530)	303,210	878,354	125,249
Amortization of deferred offering costs	165,105	—	—	—	19,980	—
Proceeds from sales of long-term investments	61,623,689	30,628,088	20,487,398	41,515,523	165,564,938	23,851,308
Purchases of long-term investments	(56,766,917)	(29,894,741)	(20,060,995)	(37,269,074)	(130,741,373)	(26,464,455)
Net proceeds from sales (purchases) of short-term securities	(4,803,149)	(86,786)	373,534	(4,070,294)	(35,277,925)	(3,721,855)
Cash provided by operating activities	8,391,030	7,834,231	5,868,697	5,916,021	16,821,484	3,782,991

Cash Used for Financing Activities
Cash receipts from issuance of VRDP Shares	142,500,000	—	—	—	287,100,000	—
Cash payments on redemption of AMPS	(142,575,000)	—	—	—	(287,175,000)	—
Cash receipts from TOB trust certificates	8,248,676	5,025,000	3,635,000	—	—	6,320,000
Cash payments for TOB trust certificates	(5,884,499)	(5,470,000)	(3,950,000)	(70,000)	—	(40,030)
(Increase) decrease in deferred offering costs	(462,149)	—	—	—	9,404	—
Cash paid for offering costs	(68,382)	—	—	—	(317,772)	—
Cash dividends paid to Common Shareholders	(10,072,978)	(7,234,112)	(5,486,494)	(5,752,044)	(16,316,987)	(9,984,025)
Cash dividends paid to AMPS Shareholders	(100,497)	(154,665)	(69,198)	(106,487)	—	(78,936)
Increase (decrease) in bank overdraft	23,799	(454)	1,995	3,135	(121,129)	—
Cash used for financing activities	(8,391,030)	(7,834,231)	(5,868,697)	(5,925,396)	(16,821,484)	(3,782,991)

Cash
Net increase (decrease) in cash	—	—	—	(9,375)	—	—
Cash at beginning of period	—	—	—	9,375	—	—
Cash at end of period	—	—	—	—	—	—

Cash Flow Information
Cash paid during the period for interest and fees	$426,336	$153,578	$117,622	$111,796	$698,267	$218,093

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	$372,396	$2,983	—	—	$1,006,086

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30,		Period June 1, 2008 to April 30,	Year Ended May 31,
		2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$12.14	$12.63	$10.59	$12.79	$13.87	$13.65	$13.40
Net investment income[1]	0.39	0.73	0.80	0.72	0.78	0.82	0.81
Net realized and unrealized gain (loss)	0.52	(0.46)	2.06	(2.18)	(1.04)	0.24	0.27
Net increase (decrease) from investment operations	0.91	0.27	2.86	(1.46)	(0.26)	1.06	1.08
Dividends and distributions from:
Net investment income	(0.38)	(0.76)	(0.82)	(0.74)	(0.82)	(0.84)	(0.83)
Net realized gain	—	—	—	—	(0.00)[2]	—	—
Total dividends and distributions	(0.38)	(0.76)	(0.82)	(0.74)	(0.82)	(0.84)	(0.83)
Net asset value, end of period	$12.67	$12.14	$12.63	$10.59	$12.79	$13.87	$13.65
Market price, end of period	$12.05	$11.27	$12.65	$10.91	$13.35	$15.29	$14.13

Total Investment Return[3]
Based on net asset value	7.71%[4]	2.31%	27.72%	(11.29)%[4]	(1.90)%	7.72%	8.31%
Based on market price	10.35%[4]	(5.17)%	24.17%	(12.45)%[4]	(7.12)%	14.71%	13.22%

Ratios to Average Net Assets
Total expenses	0.75%[5]	0.78%	0.72%	0.77%[5]	0.70%	0.68%	0.68%
Total expenses after fees waived and paid indirectly	0.75%[5]	0.78%	0.72%	0.76%[5]	0.69%	0.68%	0.68%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.70%[5]	0.74%	0.67%	0.70%[5]	0.66%	0.68%	0.68%
Net investment income	6.17%[5]	6.07%	6.72%	7.13%[5]	5.81%	5.91%	5.97%

Supplemental Data
Net assets, end of period (000)	$452,956	$433,891	$266,831	$221,899	$266,913	$287,367	$280,793
Portfolio turnover	12%	24%	44%	23%	23%	25%	17%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	53

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Six Months Ended October 31, 2011 (Unaudited)			Period February 1, 2009 to April 30, 2009
		Year Ended April 30,
					Year Ended January 31,
		2011	2010		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.30	$10.90	$9.77	$9.15	$11.16	$11.55	$11.52
Net investment income[1]	0.34	0.73	0.75	0.18	0.72	0.78	0.76
Net realized and unrealized gain (loss)	0.88	(0.62)	1.04	0.58	(2.02)	(0.41)	0.06
Dividends to AMPS Shareholders from net investment income	(0.00)[2]	(0.03)	(0.03)	(0.01)	(0.19)	(0.24)	(0.22)
Net increase (decrease) from investment operations	1.22	0.08	1.76	0.75	(1.49)	0.13	0.60
Dividends to Common Shareholders from net investment income	(0.34)	(0.68)	(0.63)	(0.13)	(0.52)	(0.52)	(0.57)
Net asset value, end of period	$11.18	$10.30	$10.90	$9.77	$9.15	$11.16	$11.55
Market price, end of period	$10.81	$9.99	$10.81	$8.88	$8.31	$10.66	$10.77

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	12.08%[4]	0.78%	18.76%	8.40%[4]	(13.19)%	1.44%	5.66%
Based on market price	11.73%[4]	(1.44)%	29.59%	8.48%[4]	(17.46)%	3.92%	2.90%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.70%[6]	1.24%	1.20%	1.46%[6]	1.77%	1.72%	1.69%
Total expenses after fees waived and paid indirectly[5]	1.70%[6]	1.24%	1.20%	1.45%[6]	1.76%	1.72%	1.69%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,7]	1.34%[6]	1.09%	1.04%	1.22%[6]	1.18%	1.08%	1.08%
Net investment income	6.27%[6]	6.89%	7.17%	7.72%[6]	7.43%	6.85%	6.57%
Dividends to AMPS Shareholders	0.05%[6]	0.29%	0.32%	0.56%[6]	1.92%	2.08%	1.88%
Net investment income to Common Shareholders	6.21%[6]	6.60%	6.85%	7.16%[6]	5.51%	4.77%	4.69%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$329,400	$303,264	$320,083	$287,078	$268,689	$327,711	$339,237
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$142,575	$142,575	$158,850	$158,850	$187,000	$187,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$142,500	—	—	—	—	—	—
Portfolio turnover	10%	9%	23%	6%	24%	18%	31%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$78,179	$81,128	$70,185	$67,294	$68,834	$70,373
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	$331,158	—	—	—	—	—	—

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Six Months Ended October 31, 2011 (Unaudited)

		Year Ended April 30,
		2011	2010		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$14.67	$15.75	$13.27		$15.20	$16.51	$16.14
Net investment income[1]	0.57	1.14	1.13		1.07	1.16	1.17
Net realized and unrealized gain (loss)	1.22	(1.01)	2.39		(1.94)	(1.20)	0.42
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.03)	(0.03)		(0.18)	(0.31)	(0.32)
Net realized gain	—	(0.00)[2]	(0.00	) [2]	(0.01)	(0.03)	—
Net increase (decrease) from investment operations	1.78	0.10	3.49		(1.06)	(0.38)	1.27
Dividends and distributions to Common Shareholders from:
Net investment income	(0.54)	(1.07)	(0.99)		(0.85)	(0.85)	(0.90)
Net realized gain	—	(0.11)	(0.02)		(0.02)	(0.08)	—
Total dividends and distributions to Common Shareholders	(0.54)	(1.18)	(1.01)		(0.87)	(0.93)	(0.90)
Net asset value, end of period	$15.91	$14.67	$15.75		$13.27	$15.20	$16.51
Market price, end of period	$15.90	$14.51	$15.70		$11.97	$14.77	$16.49

Total Investment Return Applicable to Common Shareholders[3]

Based on net asset value	12.30%[4]	0.57%	27.31%		(6.24)%	(2.08)%	8.06%
Based on market price	13.46%[4]	(0.21)%	40.68%		(12.97)%	(4.74)%	7.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.20%[6]	1.28%	1.25%		1.65%	1.56%	1.54%
Total expenses after fees waived and paid indirectly[4]	1.20%[6]	1.28%	1.25%		1.64%	1.56%	1.54%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,5]	1.08%[6]	1.13%	1.11%		1.25%	1.20%	1.17%
Net investment income[4]	7.33%[6]	7.41%	7.67%		7.98%	7.27%	7.14%
Dividends to AMPS Shareholders	0.14%[6]	0.20%	0.24%		1.32%	1.96%	1.93%
Net investment income to Common Shareholders	7.19%[6]	7.21%	7.43%		6.66%	5.31%	5.20%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$223,088	$205,368	$219,133		$184,685	$211,429	$229,376
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$83,700	$83,700	$83,700		$91,925	$125,000	$125,000
Portfolio turnover	9%	15%	41%		19%	30%	20%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$91,635	$86,342	$90,454		$75,230	$67,294	$70,889

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	55

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Six Months Ended October 31, 2011 (Unaudited)				Period August 1, 2008 to April 30, 2009
		Year Ended April 30,
						Year Ended July 31,
		2011		2010		2008		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.74	$14.65		$12.47	$13.66	$14.78		$14.82	$15.03
Net investment income[1]	0.52	1.03		1.02	0.72	1.04		1.05	1.04
Net realized and unrealized gain (loss)	1.15	(0.88)		2.08	(1.22)	(1.14)		(0.05)	(0.11)
Dividends to AMPS Shareholders from:
Net investment income	(0.01)	(0.02)		(0.02)	(0.10)	(0.26)		(0.27)	(0.23)
Net realized gain	—	(0.00	) [2]	—	—	—		—	—
Net increase (decrease) from investment operations	1.66	0.13		3.08	(0.60)	(0.36)		0.73	0.70
Dividends and distributions to Common Shareholders from:
Net investment income	(0.49)	(0.97)		(0.90)	(0.59)	(0.76)		(0.77)	(0.91)
Net realized gain	—	(0.07)		—	—	—		—	—
Total dividends and distributions to Common Shareholders	(0.49)	(1.04)		(0.90)	(0.59)	(0.76)		(0.77)	(0.91)
Net asset value, end of period	$14.91	$13.74		$14.65	$12.47	$13.66		$14.78	$14.82
Market price, end of period	$15.05	$13.35		$14.68	$11.33	$13.01		$13.99	$14.12

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	12.25%[4]	0.92%		25.71%	(3.55)%[4]	(2.30	) %	5.08%	4.89%
Based on market price	16.61%[4]	(2.14)%		38.64%	(7.99)%[4]	(1.69	) %	4.39%	(1.50)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.19%[6]	1.23%		1.25%	1.60%[6]	1.55%		1.63%	1.44%
Total expenses after fees waived[5]	1.19%[6]	1.23%		1.25%	1.60%[6]	1.55%		1.63%	1.44%
Total expenses after fees waived and excluding interest expense and fees[5,7]	1.07%[6]	1.07%		1.10%	1.22%[6]	1.18%		1.19%	1.18%
Net investment income[5]	7.15%[6]	7.18%		7.41%	7.84%[6]	7.07%		6.97%	7.04%
Dividends to AMPS Shareholders	0.08%[6]	0.14%		0.16%	1.07%[6]	1.79%		1.82%	1.55%
Net investment income to Common Shareholders	7.07%[6]	7.04%		7.25%	6.77%[6]	5.28%		5.15%	5.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$167,420	$154,259		$163,722	$139,377	$152,633		$165,185	$165,565
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$55,050	$55,050		$55,050	$61,000	$61,000		$87,000	$87,000
Portfolio turnover	8%	15%		41%	19%	28%		15%	49%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$101,031	$95,056		$99,353	$81,123	$87,562		$72,478	$72,555

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Six Months Ended October 31, 2011 (Unaudited)

		Year Ended April 30,
		2011	2010	2009		2008		2007
Per Share Operating Performance
Net asset value, beginning of period	$12.48	$13.34	$12.27	$13.31		$14.10		$13.80
Net investment income[1]	0.45	0.91	0.94	0.93		1.05		0.93
Net realized and unrealized gain (loss)	1.09	(0.85)	0.97	(1.20)		(0.87)		0.36
Dividend to AMPS Shareholders from net investment income	(0.01)	(0.03)	(0.03)	(0.19)		(0.38)		(0.36)
Net increase (decrease) from investment operations	1.53	0.03	1.88	(0.46)		(0.20)		0.93
Dividends to Common Shareholders from net investment income	(0.44)	(0.89)	(0.81)	(0.58)		(0.59)		(0.63)
Net asset value, end of period	$13.57	$12.48	$13.34	$12.27		$13.31		$14.10
Market price, end of period	$12.99	$12.31	$13.40	$10.87		$11.97		$13.13

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	12.51%[3]	0.21%	16.05%	(2.52	) %	(0.95	) %	7.29%
Based on market price	9.19%[3]	(1.60)%	31.59%	(3.97	) %	(4.34	) %	5.25%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.29%[5]	1.34%	1.36%	1.88%		1.64%		1.67%
Total expenses after fees waived[4]	1.20%[5]	1.25%	1.20%	1.65%		1.51%		1.56%
Total expenses after fees waived and excluding interest expense and fees[4,6]	1.08%[5]	1.10%	1.04%	1.17%		1.27%		1.23%
Net investment income[4]	6.83%[5]	7.04%	7.23%	7.69%		7.72%		6.62%
Dividends to AMPS Shareholders	0.12%[5]	0.21%	0.24%	1.61%		2.80%		2.59%
Net investment income to Common Shareholders	6.71%[5]	6.83%	6.99%	6.08%		4.92%		4.03%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$175,759	$161,720	$171,977	$158,061		$171,510		$181,640
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$87,000	$87,000	$87,000	$94,200		$134,000		$134,000
Portfolio turnover	15%	28%	22%	35%		57%		29%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$75,505	$71,472	$74,420	$66,951		$57,008		$58,903

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	57

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Six Months Ended October 31, 2011	Year Ended April 30,		Period June 1, 2008 to April 30,	Year Ended May 31,
	(Unaudited)	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.45	$14.75	$13.05	$14.45	$15.10	$15.07	$15.51
Net investment income[1]	0.43	0.95	1.02	0.89	1.04	1.03	1.04
Net realized and unrealized gain (loss)	0.76	(0.31)	1.57	(1.42)	(0.63)	0.18	(0.15)
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	(0.10)	(0.11)	(0.23)	(0.33)	(0.28)	(0.21)
Net realized gain	—	—	—	—	—	(0.04)	(0.04)
Net increase (decrease) from investment operations	1.19	0.54	2.48	(0.76)	0.08	0.89	0.64
Dividends and distributions to Common Shareholders from:
Net investment income	(0.43)	(0.84)	(0.78)	(0.64)	(0.73)	(0.74)	(0.84)
Net realized gain	—	—	—	—	—	(0.12)	(0.23)
Total dividends and distributions to Common Shareholders	(0.43)	(0.84)	(0.78)	(0.64)	(0.73)	(0.86)	(1.07)
Capital charges with respect to issuance of AMPS shares	—	—	—	—	—	—	(0.01)
Net asset value, end of period	$15.21	$14.45	$14.75	$13.05	$14.45	$15.10	$15.07
Market price, end of period	$14.61	$13.65	$14.13	$11.77	$13.70	$14.85	$14.52

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	8.44%[3]	3.86%	19.85%	(4.56)%[3]	0.86%	6.14%	4.71%
Based on market price	10.27%[3]	2.41%	27.29%	(9.21)%[3]	(2.76)%	8.34%	12.25%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.92%[5]	1.45%	1.20%	1.44%[5]	1.30%	1.31%	1.24%
Total expenses after fees waived and paid indirectly[4]	1.92%[5]	1.43%	1.10%	1.25%[5]	1.07%	1.07%	1.00%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,6]	1.68%[5]	1.30%	1.01%	1.02%[5]	0.90%	0.87%	0.87%
Net investment income[4]	5.73%[5]	6.48%	7.22%	7.46%[5]	6.97%	6.71%	6.82%
Dividends to AMPS Shareholders	—	0.70%	0.81%	1.94%[5]	2.23%	1.80%	1.36%
Net investment income to Common Shareholders	5.73%[5]	5.78%	6.41%	5.52%[5]	4.74%	4.91%	5.46%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$578,615	$549,516	$561,140	$496,247	$549,415	$574,225	$573,034
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$287,175	$287,175	$320,000	$320,000	$320,000
VRDP Shares outstanding at $100,000 liquidation value, end of period	$287,100	$287,100	—	—	—	—	—
Portfolio turnover	15%	21%	29%	13%	14%	12%	49%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$73,857	$68,207	$67,941	$69,875	$69,781
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	$301,537	$291,402	—	—	—	—	—

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest Expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Six Months Ended October 31, 2011	Year Ended April 30,		Period November 1, 2008 to April 30,	Year Ended October 31,
	(Unaudited)	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.47	$14.41	$11.95	$10.95	$14.49	$15.35	$15.13
Net investment income[1]	0.57	1.14	1.18	0.53	1.12	1.16	1.16
Net realized and unrealized gain (loss)	1.10	(0.99)	2.32	0.95	(3.49)	(0.84)	0.35
Dividends to AMPS Shareholders from net investment income	(0.02)	(0.04)	(0.05)	(0.05)	(0.32)	(0.32)	(0.29)
Net increase (decrease) from investment operations	1.65	0.11	3.45	1.43	(2.69)	—	1.22
Dividends to Common Shareholders from net investment income	(0.53)	(1.05)	(0.99)	(0.43)	(0.85)	(0.86)	(1.00)
Net asset value, end of period	$14.59	$13.47	$14.41	$11.95	$10.95	$14.49	$15.35
Market price, end of period	$15.16	$13.72	$14.94	$11.65	$9.75	$13.91	$16.29

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	12.39%[3]	0.73%	29.75%	13.71%[3]	(19.33)%	(0.02)%	8.36%
Based on market price	14.65%[3]	(1.04)%	37.99%	24.49%[3]	(25.18)%	(9.56)%	12.98%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.19%[5]	1.23%	1.25%	1.51%[5]	1.67%	1.67%	1.61%
Total expenses after fees waived and excluding interest expense and fees[4,6]	1.06%[5]	1.07%	1.10%	1.26%[5]	1.16%	1.12%	1.11%
Net investment income[4]	8.05%[5]	8.14%	8.72%	9.77%[5]	8.03%	7.74%	7.70%
Dividends to AMPS Shareholders	0.24%[5]	0.32%	0.36%	0.95%[5]	2.31%	2.11%	1.90%
Net investment income to Common Shareholders	7.81%[5]	7.82%	8.36%	8.82%[5]	5.72%	5.63%	5.80%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$302,494	$278,284	$295,465	$243,583	$223,210	$293,836	$309,975
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$140,000	$140,000	$140,000	$150,800	$150,800	$175,000	$175,000
Portfolio turnover	5%	16%	30%	9%	49%	43%	60%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$79,017	$74,698	$77,767	$65,388	$62,019	$67,004	$69,307

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	59

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock Muni-Holdings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT”) (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Reorganization: The Board and shareholders of MUA and the Board and shareholders of BlackRock Apex Municipal Fund, Inc. (“APX”) approved the reorganization of APX into MUA pursuant to which MUA acquired substantially all of the assets and substantially all of the liabilities of APX in exchange for an equal aggregate value of newly-issued Common Shares of MUA.

Each Common Shareholder of APX received Common Shares of MUA in an amount equal to the aggregate net asset value of such Common Shareholder’s APX Common Shares, as determined at the close of business on February 25, 2011, less the costs of APX’s reorganization (although cash was distributed for any fractional Common Shares).

The reorganization was accomplished by a tax-free exchange of Common Shares of MUA in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of MUA
APX	19,990,638	0.72861057	14,565,391

APX’s net assets and composition of net assets on February 25, 2011, the date of the merger, were as follows:

Target Fund	Net Assets Applicable to Common Shareholders	Paid-in Capital	Undistributed Net Investment Income
APX	$176,471,885	$192,252,646	$670,780

Target Fund	Accumulated Net Realized Loss	Net Unrealized Depreciation
APX	$(8,314,694)	$(8,136,847)

For financial reporting purposes, assets received and shares issued by MUA were recorded at fair value; however, the cost basis of the investments received from APX was carried forward to align ongoing reporting of MUA’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of MUA immediately after the acquisition amounted to $433,042,831. APX’s fair value and cost of investments prior to the reorganization w $173,035,802 and $181,172,649, respectively.

The purpose of this transaction was to combine two funds managed by the Manager (as defined in Note 3 below) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on February 28, 2011.

Assuming the acquisition had been completed on May 1, 2010, the beginning of the annual reporting period of MUA, the pro forma results of operations for the year ended April 30, 2011, are as follows:

•	Net investment income: $26,815,648

•	Net realized and change in unrealized loss on investments: $(16,410,597)

•	Net increase in net assets applicable to Common Shareholders resulting from operations: $10,405,051

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MUA that have been included in MUA’s Statement of Operations since February 25, 2011.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the six months ended October 31, 2011, no TOBs that the Funds participated in were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund in exchange for TOB trust certificates. The Funds typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At October 31, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUA	$60,851,654	$31,890,809	0.14% – 0.41%
MEN	$127,047,770	$63,947,084	0.14% – 0.24%
MHD	$79,992,030	$43,041,920	0.13% – 0.27%
MUH	$61,568,484	$33,301,675	0.13% – 0.27%
MUS	$61,004,892	$31,595,414	0.14% – 0.37%
MUI	$125,111,898	$66,608,812	0.14% – 0.27%
MVT	$130,515,180	$68,324,387	0.13% – 0.31%

For the six months ended October 31, 2011, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUA	$31,889,987	0.55%
MEN	$62,650,216	0.55%
MHD	$43,014,029	0.55%
MUH	$33,286,898	0.55%
MUS	$31,638,256	0.55%
MUI	$66,617,419	0.55%
MVT	$62,057,395	0.55%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	61

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to AMPS and VRDP Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four periods ended as follows:

	Year Ended	Year Ended	Period	Year Ended
MUA	April 30, 2011	April 30, 2010	June 1, 2008 to	May 31, 2008
April 30, 2009
MEN	April 30, 2011	April 30, 2010	February 1, 2009	January 31,
			to April 30, 2009	2009
MHD	April 30, 2011	April 30, 2010	April 30, 2009	April 30, 2008
MUH	April 30, 2011	April 30, 2010	August 1, 2008 to	July 31, 2008
April 30, 2009
MUS	April 30, 2011	April 30, 2010	April 30, 2009	April 30, 2008
MUI	April 30, 2011	April 30, 2010	June 1, 2008 to	May 31, 2008
April 30, 2009
MVT	April 30, 2011	April 30, 2010	November 1, 2008	October 31,
			to April 30, 2009	2008

The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Offering Costs: MEN and MUI incurred costs in connection with their issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquidity agreement.Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2011
	Asset Derivatives
		MHD	MUH	MVT
	Statement of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation*	$50,602	$35,363	$92,019
	Liability Derivatives
				MUA
	Statement of Assets and Liabilities Location			Value
Interest rate contracts	Net unrealized appreciation/depreciation*			$58,220

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2011
	Net Realized Loss From
	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial futures contracts	$(1,300,994)	$(2,159,932)	$(1,297,139)	$(931,647)	$(754,665)	$(2,567,851)	$(2,183,225)

	Net Change in Unrealized Appreciation/Depreciation on
	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial futures contracts	$362,940	$446,573	$449,891	$334,830	$157,614	$740,786	$627,907

For the six months ended October 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Financial futures contracts:
Average number of contracts sold	72	85	61	44	26	94	106
Average notional value of contracts sold	$9,415,688	$10,683,438	$7,742,875	$5,582,563	$3,267,875	$11,814,625	$13,381,531

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following rates:

MUA	0.55%
MEN	0.50%
MHD	0.55%
MUH	0.55%
MUS	0.55%
MUI	0.55%
MVT	0.50%

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	63

Notes to Financial Statements (continued)

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the AMPS and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by advisor in the Statements of Operations. For the six months ended October 31, 2011, the waiver was $73,274.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended October 31, 2011, the amounts waived were as follows:

MUA	$1,206
MEN	$1,645
MHD	$1,007
MUH	$443
MUS	$2,297
MUI	$4,537
MVT	$1,094

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2011, were as follows:

	Purchases	Sales
MUA	$66,632,037	$56,336,150
MEN	$60,989,361	$65,216,647
MHD	$31,702,208	$31,478,128
MUH	$21,373,303	$20,774,938
MUS	$44,822,231	$41,273,526
MUI	$137,401,957	$164,499,909
MVT	$29,042,260	$24,182,999

5. Capital Loss Carryforwards:

As of April 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MUS	MUI	MVT
2012	$5,521,565	$364,714	—	—	—
2013	3,762,613	—	—	—	—
2014	3,072,949	—	—	—	—
2015	5,065,527	—	—	$240,595	$4,202,338
2016	901,327	2,508,309	$166,265	321,623	—
2017	3,645,754	3,540,378	5,373,343	3,730,704	—
2018	396,366	1,225,298	6,614,798	—	—
2019	2,194,154	943,047	—	—	—
Total	$24,560,255	$8,581,746	$12,154,406	$4,292,922	$4,202,338

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after April 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

MEN, MHD, MUH, MUS and MUI invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage coun-terparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and

64	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of October 31, 2011, MUA, MHD, MUH and MVT invested a significant portion of their assets in securities in the health sector. MEN invested a significant portion of its assets in securities in the county/city/special district/school district and transportation sectors. MUS invested a significant portion of its assets in securities in the county/city/special district/school district, utilities and transportation sectors. MUI invested a significant portion of its assets in securities in the county/city/special district/school district sector. Changes in economic conditions affecting the county/city/special district/school district, health, transportation and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million of $0.10 par value shares, all of which were initially classified as Common Shares. The par value for each Fund’s AMPS and VRDP Shares is $0.10, except MEN Series A, B and C, which is $0.025 and MVT Series A, B and C, which is $0.05. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended October 31, 2011	Year Ended April 30, 2011
MUA	—	52,762
MEN	—	83,278
MHD	23,850	82,143
MUH	207	52,545
MUS	—	61,762
MVT	71,420	158,460

Shares issued and outstanding remained constant for MUI for the six months ended October 31, 2011 and the year ended April 30, 2011.

AMPS

The AMPS are redeemable at the option of MHD, MUH, MUS and MVT (collectively, the “AMPS Funds”), in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the AMPS Funds, as set forth in each AMPS Funds’Articles Supplementary/Statement of Preferences and/or Certificate of Designation (the “Governing Instrument”) are not satisfied.

From time to time in the future, each AMPS Fund may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Fund and seller. Each AMPS Fund also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. Each AMPS Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The AMPS Funds had the following series of AMPS outstanding, effective yields and reset frequency as of October 31, 2011:

	Series	AMPS	Effective Yield	Reset Frequency Days
MHD	A	1,473	0.23%	7
	B	1,473	0.23%	7
	C	402	1.31%	7

MUH	A	1,101	0.23%	7
	B	1,101	0.23%	7

MUS	A	1,740	0.23%	7
	B	1,740	0.23%	7

MVT	A	1,440	0.23%	28
	B	1,440	0.23%	28
	C	1,440	0.23%	7
	D	1,280	1.31%	7

Dividends on seven-day and 28-day AMPS are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the preceding table above. The low, high and average dividend rates on the AMPS for each Fund for the six months ended October 31, 2011 were as follows:

	Series	Low	High	Average
MEN	A1	0.34%	0.34%	0.34%
	B1	0.32%	0.32%	0.32%
	C1	0.32%	0.41%	0.35%
	D2	1.38%	1.42%	1.40%

MHD	A1	0.11%	0.37%	0.24%
	B1	0.11%	0.35%	0.23%
	C2	1.26%	1.47%	1.33%

MUH	A1	0.11%	0.37%	0.24%
	B1	0.11%	0.35%	0.23%

MUS	A1	0.11%	0.35%	0.23%
	B1	0.11%	0.41%	0.24%

MVT	A1	0.12%	0.37%	0.24%
	B1	0.14%	0.35%	0.25%
	C1	0.11%	0.37%	0.24%
	D2	1.26%	1.47%	1.33%

[1]

The maximum applicable rate on this series of AMPS is the higher of 110% of the AA commercial paper or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

[2]

The maximum applicable rate on this series of AMPS is the higher of 110% plus or times (i) the Telerate/BAA LIBOR or (ii) 90% of Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Since February 13, 2008, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 1.47% for the six months ended October 31, 2011. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of AMPS. A failed auction occurs

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	65

Notes to Financial Statements (continued)

when there are more sellers of a Fund’s AMPS than buyers. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

The Funds paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the six months ended October 31, 2011, MEN announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MEN	A28	6/14/11	1,525	$38,125,000
	B28	6/21/11	1,525	$38,125,000
	C7	5/31/11	1,525	$38,125,000
	D7	6/10/11	1,128	$28,200,000

MEN financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares of $142,500,000.

AMPS issued and outstanding remained constant during the six months ended October 31, 2011 for MHD, MUH, MUS and MVT.

During the year ended April 30, 2011, MUI announced the following redemption of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption period:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MUI	M7	4/05/11	1,795	$44,875,000
	T7	4/06/11	2,423	$60,575,000
	W7	4/07/11	1,795	$44,875,000
	TH7	4/08/11	2,423	$60,575,000
	F7	4/04/11	1,795	$44,875,000
	TH28	4/08/11	1,256	$31,400,000

MUI financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares of $287,100,000.

AMPS issued and outstanding remained constant during the year ended April 30, 2011 for MEN, MHD, MUH, MUS and MVT.

VRDP Shares

MEN and MUI have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the VRDP Shareholders to have their shares purchased by the liquidity provider in the event of a failed remarketing. MEN and MUI are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The VRDP Shares issued for the six months ended October 31, 2011 were as follows:

	Series	Issue Date	Shares Issued	Maturity Date
MEN	W-7	5/19/11	1,425	6/01/41

The VRDP Shares issued for the year ended April 30, 2011 were as follows:

	Series	Issue Date	Shares Issued	Maturity Date
MUI	W-7	3/17/11	2,871	4/01/41

MEN and MUI have entered into a fee agreement with the liquidity provider that required an initial commitment and a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate as discussed below. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. For financial reporting purposes, the liquidation value of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares, which could impact the dividend rate paid on such shares. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of MEN and MUI. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, MEN and MUI must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date. MEN and MUI are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage and basic maintenance amount requirements.

66	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (concluded)

All of MEN’s and MUI’s VRDP Shares have successfully remarketed since issuance, with an annualized dividend rate of 0.31% and 0.35%, respectively, for the six months ended October 31, 2011.

Preferred Shares

MEN’s and MUI’s Preferred Shares rank prior to MEN’s and MUI’s Common Shares as to the payment of dividends by MEN and MUI and distribution of assets upon dissolution or liquidation of MEN and MUI. The 1940 Act prohibits the declaration of any dividends on MEN’s and MUI’s Common Shares or the repurchase of MEN’s and MUI’s Common Shares if MEN and MUI fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, MEN and MUI are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if MEN and MUI fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instruments or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds will pay a net investment income dividend in the following amounts per share on December 1, 2011 to Common Shareholders of record on November 15, 2011:

Common Dividend Per Share
MUA	$0.0625
MEN	$0.0570
MHD	$0.0905
MUH	$0.0815
MUS	$0.0740
MUI	$0.0715
MVT	$0.0885

The dividends declared on AMPS or VRDP Shares for the period November 1, 2011 to November 30, 2011 were as follows:

	Series	Dividends Declared
MEN VRDP Shares	W-7	$32,248

MHD AMPS	A	$6,010
	B	$78,95
	C	$2,492

MUH AMPS	A	$5,615
	B	$5,692

MUS AMPS	A	$8,944
	B	$8,996

MUI VRDP Shares	W-7	$62,611

MVT AMPS	A	$6,293
	B	$6,523
	C	$6,091
	D	$39,846

On December 16, 2011, the following Funds issued Series W-7 Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”), $100,000 liquidation value per share, with a maturity date of January 2, 2015 in private offerings of VMTP Shares with qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933 to finance the AMPS redemption. The VMTP Shares issued were as follows:

	Shares Issued	Proceeds
MHD	837	$83,700,000
MUH	550	$55,000,000
MUS	870	$87,000,000
MVT	1,400	$140,000,000

The following Funds announced the redemption of all of the outstanding AMPS at the indicated liquidation preference per share plus any accrued and unpaid dividends through the expected redemption date as follows:

	Series	Announcement Date	Redemption Date	Shares Redeemed	Liquidation Preference Per Share
MHD	A	12/19/11	1/11/12	1,473	$25,000
	B	12/19/11	1/06/12	1,473	$25,000
	C	12/19/11	1/10/12	402	$25,000

MUH	A	12/19/11	1/11/12	1,101	$25,000
	B	12/19/11	1/09/12	1,101	$25,000

MUS	A	12/19/11	1/06/12	1,740	$25,000
	B	12/19/11	1/10/12	1,740	$25,000

MVT	A	12/19/11	1/12/12	1,440	$25,000
	B	12/23/11	1/19/12	1,440	$25,000
	C	12/19/11	1/12/12	1,440	$25,000
	D	12/19/11	1/10/12	1,280	$25,000

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	67

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Muni-Assets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”), BlackRock MuniVest Fund II, Inc. (“MVT” and together with MUA, MEN, MHD, MUH, MUS and MUI, each a “Fund,” and, collectively, the “Funds”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board of each of MHD, MUH, MUS and MVT also has established a Committee on Auction Market Preferred Shares. In addition, the Board of each of MEN and MUI had established a Committee on Auction Market Preferred Shares prior to the redemption of all of its respective Fund’s outstanding auction market preferred shares. Further, the Boards, together with the boards of other BlackRock-managed funds, also had established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analyses of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) analyses of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) general analyses provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

68	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14, 2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of each of MUA, MEN, MHD, MUH, MUI and MVT noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported.

The Board of MUS noted that, in general, MUS performed better than its Peers in that MUS’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	69

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committee’s and each Board’s review and consideration of this issue, each Board concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-tices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund market-place and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

70	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, each Board considered the detailed review of BlackRock’s fee structure, as it applies to its Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreements, no Board identified any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	71

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chairperson of the Board,
Chairperson of the Audit Committee and Director
Paul L. Audet, Director
Michael Castellano, Director and Member of the Audit Committee
Frank J. Fabozzi, Director and Member of the Audit Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Effective July 28, 2011, Richard S. Davis resigned as Director of the Funds, and Paul L. Audet became Director of the Funds.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodians

The Bank of New York Mellon[1]
New York, NY 10286

State Street Bank and Trust Company[2]
Boston, MA 02110

Transfer Agents

Common Shares:
BNY Mellon Shareowner Services[1]
Jersey City, NJ 07310

Computershare Trust Company, N.A.[2]
Providence, RI 02940

AMPS Auction Agent

BNY Mellon Shareowner Services[3]
Jersey City, NJ 07310

VRDP Tender and Paying Agent

The Bank of New York Mellon[4]
New York, NY 10289

VRDP Remarketing Agents

Citigroup Global Markets Inc.[5]
New York, NY 10179

J.P. Morgan Securities LLC[6]
New York, NY 10179

Accounting Agent

State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Funds

100 Bellevue Parkway
Wilmington, DE 19809

[1]	For MUA, MHD, MUH, MUS and MVT.

[2]	For MEN and MUI.

[3]	For MUH, MUS and MVT.

[4]	For MEN, MHD and MUI.

[5]	For MEN.

[6]	For MUI.

72	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011, for shareholders of record on May 31, 2011, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Class I Directors as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUA	32,119,362	1,290,980	0	32,105,120	1,305,222	0	32,133,705	1,276,637	0

	W. Carl Kester
	Votes For	Votes Withheld	Abstain
MUA	32,136,303	1,274,039	0

For the Trust listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	24,547,599	506,964	0	24,503,067	551,497	0	24,530,219	524,344	0
MHD	12,605,951	285,605	0	12,573,930	317,626	0	12,596,548	295,008	0
MUH	9,405,000	579,274	0	9,441,559	542,715	0	9,451,432	532,842	0
MUS	9,558,088	549,432	0	9,539,774	567,746	0	9,540,484	567,036	0
MUI	36,168,801	691,778	0	36,142,165	718,414	0	36,196,742	663,837	0
MVT	18,060,117	724,267	0	18,058,413	725,971	0	18,037,270	747,114	0

	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	750	275	0	24,387,878	666,686	0	24,410,701	643,862	0
MHD	2,969	14	0	12,538,842	352,714	0	12,555,965	335,591	0
MUH	1,615	28	0	9,390,492	593,782	0	9,426,054	558,220	0
MUS	1,864	26	0	9,474,948	632,572	0	9,492,069	615,451	0
MUI	2,215	656	0	36,091,671	768,908	0	36,115,832	744,747	0
MVT	4,490	81	0	18,034,858	749,525	0	18,061,269	723,115	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	24,543,095	511,468	0	24,519,856	534,707	0	24,517,286	537,277	0
MHD	12,609,016	282,540	0	12,533,482	358,074	0	12,599,371	292,185	0
MUH	9,398,527	585,747	0	9,396,352	587,922	0	9,429,591	554,683	0
MUS	9,548,005	559,515	0	9,482,106	625,414	0	9,556,788	550,732	0
MUI	36,153,148	707,431	0	36,138,625	721,954	0	36,174,226	686,353	0
MVT	18,058,882	725,502	0	18,019,802	764,582	0	18,107,191	677,192	0

	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	750	275	0	24,538,118	516,445	0
MHD	2,969	14	0	12,615,410	276,146	0
MUH	1,615	28	0	9,405,247	579,027	0
MUS	1,864	26	0	9,560,224	547,296	0
MUI	2,215	656	0	36,125,210	735,369	0
MVT	4,490	81	0	18,043,337	741,047	0

[1]	Voted on by holders of AMPS only.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	73

Additional Information (continued)

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times, in any particular month, pay out such accumulated but undistributed income in addition to net investment income earned in that month.As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On June 10, 2010, the Manager announced that the directors of MUI had received a demand letter sent on behalf of certain of MUI Common Shareholders. The demand letter alleged that the Manager and MUI’s officers and Board of Directors (the “Board”) breached their fiduciary duties owed to MUI and its Common Shareholders by redeeming at par certain of MUI’s AMPS, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the Independent Directors to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s web-site is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

74	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	75

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain of the Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEMUNI7-10/11-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund, Inc.

Date: January 03, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund, Inc.

Date: January 03, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Quality Fund, Inc.

Date: January 03, 2012